1933 Act File No.  33-91770
                                                      1940 Act File No. 811-9038

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/

Pre-Effective Amendment No.           /    /

Post-Effective Amendment No.          / 12 /

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /X/

Amendment No.                         / 13 /

                               THE OLSTEIN FUNDS
                               -----------------
               (Exact Name of Registrant as Specified in Charter)

                   4 Manhattanville Road, Purchase, NY 10577
                   -----------------------------------------
                    (Address of Principal Executive Office)

       Registrant's Telephone Number, Including Area Code: (914) 701-7565
                                                           --------------

     Robert A. Olstein                           Copy to:
     The Olstein Funds                  Michael P. O'Hare, Esquire
   4 Manhattanville Road           Stradley, Ronon, Stevens & Young, LLP
     Purchase, NY 10577                  2600 One Commerce Square
 (Name and Address of Agent               Philadelphia, PA 19103
  for Service of Process)

It is proposed that this filing will become effective (check appropriate box)
  [x]  immediately upon filing pursuant to paragraph (b)
  [ ]  60 days after filing pursuant to paragraph (a)(1)
  [ ]  on (date) pursuant to paragraph (a)(1)
  [ ]  75 days after filing pursuant to paragraph (a)(2)
  [ ] This post-effective amendment designates a new effective date for a previously filed registration statement.
  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

Registrant is deemed to have registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed the notice required by Rule 24f-2 for its fiscal year ended August 31, 2001 on November 28, 2001.

                                      THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                                 CLASS C SHARES

                              ADVISER CLASS SHARES


                                   PROSPECTUS
                               December 31, 2001


                        THE OLSTEIN FINANCIAL ALERT FUND


PROSPECTUS                                                    DECEMBER 31, 2001


CLASS C SHARES                    A SERIES OF
ADVISER CLASS SHARES           THE OLSTEIN FUNDS
                             4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                            CLASS C:  (800) 799-2113
                         ADVISER CLASS:  (888) 887-9827


  The Fund seeks long-term capital appreciation through a proprietary cash flow value-oriented approach to investing in common stocks, that cuts across all investment disciplines. The Fund's inferential screening techniques were originated in the 1970's when Robert A. Olstein, the chairman and chief investment officer of the Fund's investment manager was co-author of the "Quality of Earnings Report" service, a publication that served as a financial statement alert service for institutional investors.


                               TABLE OF CONTENTS
    FUND INFORMATION
         Summary of the Fund                                           2
         Past Performance                                              4
         Fund Expenses                                                 5
         Additional Performance Information                            6
         Eligible Investors for Adviser Class Shares                   7
         Objectives, Strategies and Main Risks                         7
         Management of the Fund                                       10
         Fund Distribution                                            11
         Financial Highlights                                         12


    SHAREHOLDER INFORMATION
         Share Classes of the Fund                                    14
         Pricing of Fund Shares                                       14
         How to Purchase Shares                                       15
         How to Redeem Shares                                         17
         Retirement Plans                                             20
         Dividends, Capital Gains Distributions and Taxes             21


    FOR MORE INFORMATION
         The back cover tells you how to obtain more information about the Fund.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO SUGGEST OTHERWISE.

                                FUND INFORMATION

                              SUMMARY OF THE FUND

INVESTMENT OBJECTIVES


  The Fund's primary investment objective is long-term capital appreciation and its secondary objective is income. The Fund was created so that the public could invest according to the financial statement alert philosophy developed and utilized for over thirty years by Robert A. Olstein, the chairman and chief investment officer of the Fund's investment manager, Olstein & Associates, L.P. The Fund is designed for investors with at least a three-to-five year investment horizon.


INVESTMENT PHILOSOPHY AND STRATEGY

  The Fund seeks to achieve its primary objective by investing in a diversified portfolio of under-valued equity securities as determined by the investment manager for the Fund. The manager believes that achieving the Fund's investment objective is correlated with minimizing investment errors as opposed to selecting companies with the highest appreciation potential without regard to downside risk. The stock selection strategy emphasizes a detailed inferential look behind the numbers of financial statements to assess financial strength and screen for potential problems in order to assess downside risk - "defense first"- before considering a stock's potential for capital appreciation. The first line of defense against investment errors is to select companies for the portfolio that generate excess cash flow after capital expenditures and working capital needs. In addition to purchasing under-valued securities, if the investment manager determines that a security is over-valued, the Fund may engage in short sales of the security.


  The main thrust of the Fund's philosophy is to identify stocks selling below the investment manager's proprietary calculation of private market value. The stock selection process concentrates on the common stocks of companies that the investment manager believes can deliver investment returns over three-to-five year time periods that are at least fifty percent higher than the yield on U.S. Treasury notes over the same time period. When evaluating stocks for the Fund's portfolio, the investment manager emphasizes an inferential analysis of financial statements, as opposed to more conventional analytical methodologies such as macro-economic analysis, management contact or market timing techniques. The objective of the inferential analysis is to alert the investment manager to positive or negative factors affecting a company's future free cash flow that may or may not be recognized by the financial markets.


  The Fund's investment philosophy is based on the belief that an intensive inferential analysis of a company's financial statements, supporting documents, disclosure practices, and financial statement footnotes, is the best way to analyze the capabilities of management, the economic reality of the information provided, the conservatism of the accounting and disclosure practices, the company's financial strength, and finally, the value of the company.

  When screening investments for the Fund's portfolio, the investment manager believes that the quality of a company is associated with the following characteristics:

  o  its financial strength
  o  its ability to provide excess cash flow
  o  the quality of its earnings
  o a high probability of predicting future cash flow based on the company's unique business fundamentals


  The Fund will invest in companies without regard to whether they are conventionally categorized as small, medium, or large capitalization or whether they are characterized as growth (growth is a component of the Fund's definition of value), value, cyclical, technology, or any other category. Similarly, the Fund does not focus on characteristics such as number of years in business, sensitivity to economic cycles, industry categorization, or the volatility of a company's stock price. The Fund believes that value opportunities can develop across all categories, and the restriction of investments according to artificial barriers could inhibit the Fund from reaching its capital gain objective.


  The Fund's investment philosophy and value-oriented approach to the goal of long-term capital appreciation requires investors who are willing to accept fluctuations in market psychology and who have the patience to follow a value investing discipline. Therefore, the Fund is designed for investors with a longer-term investment outlook of at least three-to-five years. The Fund believes that value investing requires a disciplined, patient approach because anticipated stock values often take time to emerge.

  The Fund will purchase stocks that meet its value criteria and, if the manager concludes that suitable under-valued securities are not available, the Fund may invest all or a portion of its assets in short-term fixed income or money market securities, until suitable equity securities are available. At such times, the Fund will pursue its secondary investment objective of income.

PRINCIPAL RISKS

  Investing in common stocks has inherent risks which could cause you to lose money. Some of the risks of investing in this Fund are:

  o  Stock prices may decline over short, or even extended periods.
  o The investment manager may be incorrect in its judgement of the value of particular stocks.
  o Stock prices may not climb to anticipated levels for an unexpectedly long time.
  o The Fund engages in short sales of stocks when the investment manager believes that their price is over-valued and may decline. Short-selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction.

                                PAST PERFORMANCE


  [Please note that the Fund intends to amend this section of the Prospectus on January 2, 2002 to include the full calendar year 2001 performance.]


  The bar chart and tables shown below illustrate the variability of the Fund's returns. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund's performance from year to year (on a calendar year basis). The tables show how the average annual returns of the Class C shares and Adviser Class shares compare with those of the S&P 500 Index and the Lipper Mid-Cap Value Funds Index, both of which represent broad measures of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

  ADVISER CLASS SHARES ARE ELIGIBLE FOR SALE TO INVESTORS WHO PAY A FINANCIAL ADVISER A SEPARATE FEE FOR ADVISORY SERVICES. THE AVERAGE ANNUAL TOTAL RETURNS IN THE ADVISER CLASS TABLE DO NOT REFLECT THE COST OF THESE SEPARATE FEES. THEREFORE, THE NET RETURNS TO AN ADVISER CLASS SHAREHOLDER MAY BE LESS THAN THE RETURNS REFLECTED IN THE TABLE AFTER A SHAREHOLDER PAYS A FINANCIAL ADVISER'S FEE.


               TOTAL RETURN FOR CLASS C AS OF 12/31*<F1>, **<F2>


                    1996                              24.36%
                    1997                              34.83%
                    1998                              15.01%
                    1999                              34.89%
                    2000                              12.93%

BEST QUARTER:    Q4     1998      27.67%
WORST QUARTER:   Q3     1998     -16.07%


  *<F1> The total return for Class C shares for the nine months ended September 30, 2001 was -6.40%.
 **<F2> The above returns do not reflect the maximum 2.50% contingent deferred sales charge (CDSC) which is imposed if an investor redeems within the first year of purchase. There is no CDSC if shares are redeemed more than two years after they are purchased. If the CDSC was reflected, returns would be less than those shown above.


                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

                                                                SINCE INCEPTION
  FOR CLASS C                                  1 YEAR  5 YEARS      9/21/95
  -----------                                  ------  -------  ---------------
     Olstein Financial Alert Fund
       (with redemption)1<F3>                  10.43%   24.05%      23.22%
     S&P 500 Index
       (with dividends reinvested)2<F4>        -9.10%   18.15%      18.49%
     Lipper Mid-Cap Value Funds Index3<F5>     10.59%   12.34%      12.03%

                                                              SINCE INCEPTION
  FOR ADVISER CLASS                                 1 YEAR        9/21/99
  -----------------                                 ------    ---------------
  Olstein Financial Alert Fund1<F3>                 13.80%         18.04%
  S&P 500 Index (with dividends
    reinvested)2<F4>                                -9.10%         0.26%
  Lipper Mid-Cap Value Funds Index3<F5>             10.59%         16.70%


1<F3> The 1 Year average annual total return for Class C for 2000 assumes that the shareholder redeemed at the end of the first year and paid the maximum CDSC of 2.50%. The 1 Year return for 2000 if the shareholder did not redeem is 12.93% as reflected in the bar chart above. The average annual total returns for Class C shown for 5 years and since inception do not include the CDSC because there is no CDSC if shares are held longer than 2 years. The 1 Year average annual total return shown for Adviser Class is higher than the 1 Year return shown for Class C mainly because there is no 2.50% CDSC if you redeem Adviser Class shares within the first year.
2<F4> The S&P 500 Index is an unmanaged index created by Standard & Poor's Corporation that is considered to represent U.S. stock market performance in general, and is not an investment product available for purchase. The Fund returns presented above include operating expenses (such as management fees, transaction costs, etc.) that reduce returns, while the return of the S&P 500 Index does not. An individual who purchases an investment product which attempts to mimic the performance of the S&P 500 Index will incur expenses such as management fees, transaction costs, etc. that reduce returns.
3<F4> The Lipper Mid-Cap Value Funds Index consists of the average return of the 30 largest mid-cap value funds tracked by Lipper Analytical Services. Performance is presented after the deduction of all fees.


                                 FUND EXPENSES

  The following tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                      CLASS C   ADVISER CLASS
                                                      -------   -------------
   Maximum Sales Charge on Purchases                   None          None
   Maximum Contingent Deferred Sales Charge            2.50%1<F6>    None
   Maximum Sales Charge on Reinvested Dividends        None          None
   Redemption Fees                                     None2<F7>     None2<F7>

1<F6> There is no CDSC if you redeem Class C shares after two years of purchase. Class C shares may be subject to a CDSC of 2.50% if redeemed within one year of purchase, or 1.25% if redeemed during the second year following purchase. The CDSC may be waived under certain circumstances.
2<F7> The transfer agent charges a $15.00 fee for each wire redemption and for redemption proceeds sent by overnight courier.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                      1.00%        1.00%
  Distribution and Service (12b-1) Fees                1.00%        0.25%
  Other Expenses                                       0.18%        0.18%
                                                       -----        -----
  TOTAL ANNUAL OPERATING COSTS                         2.18%        1.43%1<F8>


1<F8> The Adviser Class expenses in this table do not include any separate advisory fees charged by Financial Advisers.

EXPENSE EXAMPLE

  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in each class of the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Examples also assume that you earn a 5% return, with no change in expense levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  CLASS C


            1 year        3 years        5 years        10 years
            ------        -------        -------        --------
             $471           $682          $1,169         $2,513


  You would pay the following expenses if you did not redeem your Class C shares and, therefore, did not pay a CDSC:


            1 year        3 years        5 years        10 years
            ------        -------        -------        --------
             $221           $682          $1,169         $2,513



  ADVISER CLASS
            1 year        3 years        5 years        10 years
            ------        -------        -------        --------
             $146           $452           $782          $1,713


                       ADDITIONAL PERFORMANCE INFORMATION

  FUND PERFORMANCE

  The following table shows the performance of the Class C Shares of the Fund, the Lipper Mid-Cap Value Funds Index and the S&P 500 Index from the Fund's inception on September 21, 1995 through December 31, 2000.

                                                                                            LIPPER
                                                        OLSTEIN FINANCIAL               MID-CAP VALUE
            PERIOD                                      ALERT FUND-CLASS C            FUNDS INDEX2<F10>        S&P 500
                                               ------------------------------------                          INDEX3<F11>
                                               If no redemption    If redemption at                           (DIVIDENDS
                                               at end of period   end of period1<F9>                         REINVESTED)
----------------------------------------       ----------------   ------------------  -----------------      -----------
  ONE YEAR TOTAL RETURN
  (calendar year ended 12/31/00)                    12.93%              10.43%              10.59%              -9.10%
  FIVE YEAR TOTAL RETURN
  (calendar year ended 12/31/00)                    24.05%              24.05%              12.34%              18.15%
  AVERAGE ANNUAL TOTAL RETURN
  SINCE INCEPTION OF THE FUND
  (9/21/95 - 12/31/00)                              23.22%              23.22%              12.03%              18.49%


1<F9> This One Year Total Return for 2000 assumes that the shareholder redeemed at the end of the first year and paid the maximum CDSC of 2.50%. The average annual total return for five years and since inception does not include the CDSC because there is no CDSC if shares are held longer than 2 years.
2<F10> The Lipper Mid-Cap Value Funds Index consists of the average return of the 30 largest mid-cap value funds tracked by Lipper Analytical Services. Performance is presented after the deduction of all fees.
3<F11> The S&P 500 Index is an unmanaged index created by Standard & Poor's Corporation that is considered to represent U.S. stock market performance in general, and is not an investment product available for purchase. The Fund returns presented above include operating expenses (such as management fees, transaction costs, etc.) that reduce returns, while the return of the S&P 500 Index does not. An individual who purchases an investment product which attempts to mimic the performance of the S&P 500 Index will incur expenses such as management fees, transaction costs, etc. that reduce returns.


  OLSTEIN & ASSOCIATES MANAGED ACCOUNT PERFORMANCE

  The following table provides information about the performance record established by the Olstein & Associates portfolio management team while managing individual client accounts at Smith Barney Inc. from December 31, 1990 through the quarter immediately preceding the commencement of Fund operations. The accounts whose performance is shown were managed according to the same investment objectives, strategy and philosophy, and were subject to substantially similar investment policies and techniques, as those used by the Fund.


  THE RESULTS PRESENTED ARE NOT INTENDED TO PREDICT OR SUGGEST THE RETURN TO BE EXPERIENCED BY THE FUND OR THE RETURN THAT AN INDIVIDUAL INVESTOR MIGHT ACHIEVE BY INVESTING IN THE FUND. The Fund's results may be different from the composite of separate accounts shown because of, among other things, differences in fees and expenses, and because private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended (the "1940 Act"), and the Internal Revenue Code, as amended, which, if applicable, may have adversely affected the performance of such accounts.


                                   NET MANAGED             S&P 500 INDEX3<F14>
                            ACCOUNT PERFORMANCE2<F13>    (DIVIDENDS REINVESTED)
                            -------------------------    ----------------------
     1991                            +32.26%                     +30.48%
     1992                            +12.29%                      +7.77%
     1993                            +11.63%                     +10.07%
     1994                             +4.90%                      +1.32%
     1995 (1st six mos.)1<F12>       +15.09%                     +20.25%

 1<F12> The Fund commenced operations in the third quarter of 1995, at which time Olstein & Associates discontinued managing separate accounts. The Smith Barney clients' investment performance was calculated on a quarterly basis, and therefore no performance was calculated for the third quarter of 1995.
 2<F13> The results shown above represent a composite of discretionary, fee paying, separate accounts, reflect the reinvestment of any dividends or capital gains, and are shown after deduction of fees of 3.0%, which represents the highest possible account management fee (including all investment management, transaction, administrative and custodial fees) charged to such accounts by Smith Barney Inc. The method used to calculate the performance shown differs from the standard SEC method which is used to calculate returns for mutual funds.
 3<F14> The S&P 500 Index reflects the reinvestment of dividends and capital gains, but represents a "gross" return, without the deduction of any fees.

                  ELIGIBLE INVESTORS FOR ADVISER CLASS SHARES

  Adviser Class shares are only available to the following investors:
                           ----

  o Investors who purchase shares of the Fund through broker/dealers, investment advisers, financial planners, financial institutions and other financial professionals who charge a separate fee to the investor for advisory services

  o  Trustees and officers of the Fund

  o Employees of Olstein & Associates and the spouses and children of employees of Olstein and Associates

  For additional information regarding the classes of the Fund, see the section entitled, "Share Classes of the Fund" in this Prospectus.

                     OBJECTIVES, STRATEGIES AND MAIN RISKS

OBJECTIVES

  The Fund's primary investment objective is long-term capital appreciation. The Fund seeks to achieve this objective through investment in a diversified portfolio of common stocks selected according to the value-oriented investment philosophy described in the Summary of the Fund section of this prospectus. If the investment manager determines that securities meeting the Fund's value criteria are not available, the Fund may invest all or a portion of its assets in short-term fixed income or money market securities in order to pursue the Fund's secondary objective of income.

  The Fund's investment philosophy and value-oriented approach to the goal of long-term capital appreciation requires investors who are willing to accept fluctuations in market psychology and who have the patience to follow a value investing discipline. Therefore, the Fund is designed for investors with a longer-term investment outlook of at least three-to-five years. The Fund believes that value investing requires a disciplined, patient approach because anticipated stock values often take time to emerge.

STRATEGIES

  The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of U.S.- based companies that are selected because their financial characteristics are consistent with the Fund's unique value philosophy. When evaluating a potential company for investment, the investment manager performs an intensive, inferential analysis of the historical and current information contained in the company's publicly disclosed financial statements and accompanying footnotes, shareholder reports and other required disclosure filings. The manager scrutinizes the company's corporate accounting and reporting techniques in an effort to "look behind the numbers" to obtain an accurate understanding of the company's business fundamentals and business characteristics.

  The manager believes that the true quality and value of a company is associated with its financial strength, its ability to provide excess cash flow, and the quality and predictability of its earnings based on the company's unique business and financial fundamentals. The manager believes that, in order to achieve long-term capital appreciation, downside risk should be considered before upside potential in the stock selection process. The first line of defense for protecting against downside risk is to only select companies for the portfolio that are expected to generate positive excess cash flow within the Fund's three to five year investment horizon.

  Companies that generate excess cash flow have the potential to:

  o  Raise their dividend payments

  o  Re-purchase company shares

  o  Make strategic acquisitions

  o Ride out rough times without adopting short-term strategies not in the long-term interest of the company in order to alleviate cash shortages

  o  Be acquired as a result of their strong financial position

                  OLSTEIN & ASSOCIATES IDENTIFIES AND SELECTS
                   COMPANIES WHICH, IN THE MANAGER'S OPINION:

                   o  generate more cash flow than necessary
                            to sustain the business

                    o  avoid aggressive accounting practices
                    (such as capitalizing regular expenses)

               o demonstrate balance sheet fundamentals that are consistent with the Fund's "defense first" approach

            o  are selling at a discount to the private market value
                      as estimated by Olstein & Associates


  The manager considers aggressive accounting practices to include: (i) "front end" accounting techniques that immediately flow non-recurring revenues such as up-front franchising fees through the company's income statement; (ii) "purchase accounting" techniques that use non-recurring cost write offs associated with corporate acquisitions to enable the company to increase reported earnings;
(iii) capitalization of research and development, advertising or promotional payments, based on unjustified optimism; and (iv) reversing previously established reserves to achieve earnings growth targets. In addition, the investment manager usually avoids companies that use accounting techniques to report higher profits to shareholders than those reported to the IRS for tax purposes.


  If the manager identifies companies that engage in aggressive accounting practices, carry excessive debt or are over-leveraged, and the manager believes that their stock price is overvalued, the Fund may sell the stock short. Short sales allow the Fund to realize profits if the stock price declines below the level where the Fund sold the stock short.


  The investment manager calculates the "private market value" of a company by considering the amount of excess cash flow expected to be generated by the company over five years after taking into account all working capital needs and capital expenditures. The manager next calculates the return that could be generated by an investment in the company based on the anticipated excess cash
flows.   This return is then compared to the available rates of return on three-
to-five year U.S. Treasury notes. The Fund seeks investments that could provide returns over a three-to-five year time period that are at least fifty percent higher than the yield on such U.S. Treasury notes. This approach differs from the traditional value investing technique which relies on an analysis of the price-to-earnings ratios reported by companies.



  Once suitable investments are identified as described above, the Fund seeks to buy the companies' common stock at prices that reflect a discount to the manager's calculation of the stock's "private market value." The Fund believes that stock prices often fall below the "private market value" as a result of analysts and investors who focus on the short-term and overreact to a company's failure to fully meet quarterly earnings estimates, or to other negative information. The Fund also believes that negative market psychology can cause stocks to be temporarily unpopular or improperly valued. The Fund intends to capitalize on market volatility and valuation extremes, by purchasing stocks at prices that the manager believes can result in above average capital appreciation if and when the deviation in stock prices are corrected by market forces. The investment manager believes that an attempt to capitalize on valuation extremes requires patience, sometimes as long as three-to-five years, because anticipated stock values often take time to emerge.


  In addition to common stocks, the Fund may invest in other equity securities or securities that have an equity component, such as warrants, rights or securities that are convertible into common stock. The Fund may also purchase and sell American Depository Receipts ("ADRs"), which are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying foreign securities, although the Fund does not expect to invest more than 5% of its assets in ADRs. The Fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities and, indirectly, to better manage the Fund's ability to experience taxable gains or losses in an effort to maximize the after-tax returns for shareholders.

  If the investment manager determines that suitable undervalued equity securities are not available, the Fund may seek income by investing all or a portion of its assets in other types of securities, including preferred stock, debt securities issued or guaranteed as to principal by the United States government, its agencies or instrumentalities, and/or other high-quality, investment grade debt securities (commercial paper, repurchase agreements, bankers' acceptances, certificates of deposit and other fixed income securities, including non-convertible and convertible bonds, debentures and notes issued by U.S. corporations and certain bank obligations and loan participations). The Fund may also invest in money market mutual funds within the limitations imposed by the 1940 Act.

MAIN RISKS

  STOCK MARKET AND MANAGER RISK


  Olstein & Associates makes all decisions regarding the Fund's investments. Therefore the Fund's investment success depends on the skill of Olstein & Associates in evaluating, selecting and monitoring the Fund's assets. Like all mutual funds, an investment in the Fund is subject to the risk that prices of securities may decline over short, or even extended periods, or that the investments chosen by the investment manager may not perform as anticipated. In addition, because the Fund uses a value-oriented approach, there is a risk that the market will not recognize a stock's intrinsic value for an unexpectedly long time, or that the investment manager's calculation of the underlying value will not be reflected in the market price. Finally, the manager's calculation of a stock's intrinsic value involves estimates of future cash flow, which may prove to be incorrect, and therefore, result in sales of the stock at prices lower than the Fund's original purchase price.


THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE
LONG-TERM CAPITAL APPRECIATION.

  SHORT SELLING

  If the Fund anticipates that the price of a company's stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may realize a profit or loss depending upon whether the market price of a security decreases or increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risk beyond the initial capital necessary to secure each transaction. Whenever the Fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, the Fund may purchase call options to buy securities sold short by the Fund. Such options would lock in a future purchase price and protect the Fund in case of an unanticipated increase in the price of a security sold short by the Fund.

  PORTFOLIO TURNOVER

  The Fund intends to follow a strict "buy and sell" discipline, under which it will purchase or sell stocks whenever the Fund's value criteria are met. This practice may result in a portfolio turnover rate higher than that reached by many capital appreciation funds. High portfolio turnover involves additional transaction costs (such as brokerage commissions), which are borne by the Fund, and might involve adverse tax effects.

                             MANAGEMENT OF THE FUND

  The Fund's investments and business operations are managed by Olstein & Associates, L.P., subject to supervision by a Board of Trustees. The members of the Board of Trustees are fiduciaries for the Fund's shareholders and establish policy for the operation of the Fund.


  As investment manager, Olstein & Associates selects investments for the Fund and supervises the Fund's portfolio transactions to buy and sell securities, all according to the Fund's stated investment objectives and policies. The investment manager is also responsible for selecting brokers and dealers to execute the Fund's portfolio transactions. The investment manager may place transactions through itself or Fund affiliates, subject to SEC rules designed to ensure fairness of commissions. The firm also manages the day-to-day operation of the business of the Fund. The investment manager will provide on a reimbursable basis, administrative and clerical services, office space and other facilities for the Fund and keep certain books and records for the Fund. To date, the investment manager has chosen not to accrue or seek reimbursement for such expenses from the Fund. For its investment management services the investment manager receives an annual fee equal to 1.00% of the Fund's average daily net assets.



  Robert A. Olstein is the chairman and chief investment officer of Olstein & Associates and is principally responsible for the management of the Fund's portfolio of securities. Mr. Olstein has been engaged in various aspects of securities research and portfolio management for both institutional and retail clients since 1968. In 1971, he co-founded the "Quality of Earnings Report" service, which pioneered the idea of utilizing inferential screening of financial statements to identify early warning alerts of potential changes in a company's future earnings power, and thus, the value of its stock. Prior to forming Olstein & Associates, Mr. Olstein managed portfolios for individuals, corporations and employee benefit plans at Smith Barney Inc. and its predecessor companies between 1981 and 1995. Mr. Olstein was a Senior Vice President/Senior Portfolio Manager at Smith Barney where he managed approximately $158 million of individual and employee benefit accounts, $73 million of which were managed under the Smith Barney Equity Portfolio Management Program. Mr. Olstein is a senior member of the New York Society of Securities Analysts and a fellow of the Financial Analysts Federation. He is a past recipient of the Graham & Dodd and Gerald M. Loeb Research Awards, has testified before the Senate Banking Committee on bank accounting, and has been quoted in, and is the author of, numerous articles on corporate reporting and disclosure practices in publications such as The Wall Street Journal, Business Week, The New York Times, Barron's, etc. Mr. Olstein periodically appears as a guest commentator on Fox News Channel, CNBC and CNN.


MR. OLSTEIN HAS BEEN IN THE MANAGEMENT BUSINESS SINCE 1968

                               FUND DISTRIBUTION

  Shares of the Fund are offered to investors through financial professionals such as brokers, dealers, investment advisers and financial planners. Olstein & Associates serves as the Fund's principal underwriter and national distributor. In addition to its status as a registered investment adviser, Olstein & Associates is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

  As distributor, Olstein & Associates selects brokers, dealers and others to enter into agreements to sell the Fund's shares. Olstein & Associates also provides marketing and shareholder servicing support for the Fund, and coordinates the distribution activities of the Fund, its service providers and selling dealers.

RULE 12B-1 PLANS


  The Fund has adopted Shareholder Servicing and Distribution Plans for both its Class C shares and Adviser Class shares pursuant to Rule 12b-1 under the 1940 Act. Each Class' Plan assesses fees that are used to pay for the sale of shares of its class and for shareholder and distribution services provided to that Class' shareholders. Because these fees are paid out of the assets of a class on an on-going basis, over time these fees may cost you more than paying other types of sales charges.


  Under the Class C Plan, the assets of Class C are subject to annual fees totaling 1.00% of the average daily net assets of the class. Seventy five percent of the fee payable under the Class C Plan may be used to compensate the distributor or others for distribution activities which may include the preparation, printing and distribution of prospectuses, sales materials, reports, advertising, media relations and other distribution-related expenses. The fees also cover payments to selling dealers with respect to sales of Class C shares.

  The remaining twenty five percent of the fee is a shareholder servicing fee used to compensate the distributor or others for ongoing servicing and maintenance of Class C shareholder accounts with the Fund. Such shareholder servicing activities include responding to inquiries of shareholders of the Fund regarding their ownership of shares of the Fund or providing other similar services not otherwise required to be provided by the investment manager or the Fund's administrator. Payments under the 12b-1 Plan are not tied exclusively to distribution or shareholder servicing expenses actually incurred by the distributor or others, and the payments may exceed the amount of expenses actually incurred.

  To promote the sale of the Fund's Class C shares, Olstein & Associates makes up-front payments to selling dealers in amounts up to 1.5% of the amount invested by the dealers' clients in the Fund. Dealers also receive a portion of the ongoing 12b-1 fees associated with their clients' investments. Up-front payments to selling dealers are financed solely by Olstein & Associates and there are no up-front charges to investors or the Fund.


  Under the Adviser Class Plan, the assets of the Adviser Class are subject to annual fees totaling 0.25% of the average daily net assets of the Adviser Class. These fees are used to compensate Olstein & Associates, financial professionals and mutual fund supermarkets or similar organizations that make the Fund's shares available through financial professionals for shareholder and distribution services provided to Adviser Class shareholders.


CONTINGENT DEFERRED SALES CHARGE

  Class C shares of the Fund redeemed within the first two years of purchase may be subject to a contingent deferred sales charge (CDSC). A CDSC of 2.50% of the amount redeemed is charged if Class C shares are redeemed within the first year of purchase; 1.25% if the Class C shares are redeemed in the second year after purchase, and there is no CDSC if Class C shares are redeemed more than two years after purchase. The CDSC is waived for certain categories of investors of Class C shares of the Fund (see "HOW TO REDEEM SHARES") and Adviser Class shares are not subject to a CDSC.

                              FINANCIAL HIGHLIGHTS


  The following tables include selected per share data and other performance information for the Fund throughout each period and is derived from the audited financial statements of the Fund. It should be read together with the Fund's financial statements, notes and the unqualified report of independent auditors, Ernst & Young, LLP, along with management's discussion and analysis of the Fund's performance, appearing in the Fund's Annual Report to Shareholders for the year ended August 31, 2001. The Fund's Annual Report may be obtained without charge by writing or calling the Fund at the address or number listed on the prospectus cover.



                                                             FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                               YEAR           YEAR           YEAR           YEAR           YEAR
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                            AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                               2001           2000           1999           1998           1997
CLASS C SHARES                                              ----------     ----------     ----------     ----------     ----------
                                                             CLASS C     CLASS C++<F15>    CLASS C        CLASS C        CLASS C
NET ASSET VALUE -
  BEGINNING OF PERIOD                                       $  16.77       $  17.43       $  10.88       $  14.79       $  11.21
                                                            --------       --------       --------       --------       --------

INVESTMENT OPERATIONS:
     Net investment income (loss)                              (0.12)1<F17>   (0.07)1<F17>   (0.11)1<F17>   (0.06)1<F17>   (0.05)
     Net realized and unrealized
       gain (loss) on investments                               1.68           3.15           7.31          (0.95)          4.66
                                                            --------       --------       --------       --------       --------
     Total from investment operations                           1.56           3.08           7.20          (1.01)          4.61
                                                            --------       --------       --------       --------       --------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                                          (2.82)         (3.74)         (0.65)         (2.90)         (1.03)
                                                            --------       --------       --------       --------       --------
NET ASSET VALUE - END OF PERIOD                             $  15.51       $  16.77       $  17.43       $  10.88       $  14.79
                                                            --------       --------       --------       --------       --------
                                                            --------       --------       --------       --------       --------
TOTAL RETURN++<F16>                                           11.12%         24.64%         67.99%        (9.33)%         43.61%

RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
     Expenses2<F18>                                            2.18%          2.20%          2.19%          2.25%          2.38%
     Net investment loss                                     (0.75)%        (0.44)%        (0.74)%        (0.39)%        (0.45)%
     Interest expense and dividends
       on short positions                                         --          0.00%          0.10%          0.00%             --
     Portfolio turnover rate3<F19>                           106.56%        158.44%        179.33%        187.44%        164.92%
     Net assets at end of period
       ($000 omitted)                                       $684,738       $465,652       $349,157       $204,323       $175,602



++<F15> On September 1, 1999, the Adviser Class shares went effective and the existing class of shares was designated Class C shares.
++<F16> Total returns do not reflect any deferred sales charge for Class C shares.
 1<F17> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 2<F18> The expense ratio excludes interest expense on equity swap contracts and dividends on short positions. The ratio including interest expense on equity swap contracts and dividends on short positions for the period ended August 31, 1999 was 2.29%.
 3<F19> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                                                                                                  FOR THE PERIOD
                                                                                            SEPTEMBER 21, 1999++<F20>
                                                                                                     THROUGH
                                                                       FOR THE YEAR ENDED           AUGUST 31,
                                                                        AUGUST 31, 2001                2000
ADVISER CLASS SHARES                                                   ------------------   -------------------------
                                                                         ADVISER CLASS            ADVISER CLASS
NET ASSET VALUE - BEGINNING OF PERIOD                                      $  16.89                 $  17.48
                                                                           --------                 --------

INVESTMENT OPERATIONS:
     Net investment income (loss)                                             (0.04)1<F23>              0.051<F23>
     Net realized and unrealized gain (loss) on investments                    1.74                     3.10
                                                                           --------                 --------
     Total from investment operations                                          1.70                     3.15
                                                                           --------                 --------
DISTRIBUTIONS FROM NET REALIZED GAIN ON INVESTMENTS                           (2.82)                   (3.74)
                                                                           --------                 --------
NET ASSET VALUE - END OF PERIOD                                            $  15.77                 $  16.89
                                                                           --------                 --------
                                                                           --------                 --------
TOTAL RETURN                                                                 11.99%                   25.17%++<F21>
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
     Expenses                                                                 1.43%                    1.45%*<F22>
     Net investment income (loss)                                           (0.22)%                    0.34%*<F22>
     Interest expense and dividends on short positions                           --                    0.00%*<F22>
     Portfolio turnover rate2<F24>                                          106.56%                  158.44%
     Net assets at end of period ($000 omitted)                            $198,742                  $24,058



++<F20> On September 1, 1999, the Adviser Class shares went effective and the existing class of shares was designated Class C shares. The Adviser Class first received assets on September 21, 1999.
++<F21>   Not annualized.
 *<F22>   Annualized.
 1<F23> Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the period.
 2<F24> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                            SHAREHOLDER INFORMATION

                           SHARE CLASSES OF THE FUND

  The Fund offers two classes of shares of the Fund, Class C shares and Adviser Class shares.

CLASS C SHARES

  Class C shares are offered to the public through broker/dealers and directly by the Fund. You may purchase Class C shares of the Fund by following the instructions for purchasing shares as described under the section in this Prospectus entitled, "How To Purchase Shares."

ADVISER CLASS SHARES

  Adviser Class shares are generally only offered for sale through broker/dealers, investment advisers, financial planners, financial institutions, and other financial professionals who charge a separate fee for advisory services (hereafter, "Financial Advisers"). The Adviser Class is also available to the Trustees and officers of the Fund, the employees of Olstein & Associates and the spouses and children of employees of Olstein and Associates.

  The Rule 12b-1 distribution and shareholder servicing fees are lower for this class of shares than the Fund's Class C shares because the Financial Advisers selling this class charge investors an additional fee for advisory services (usually asset-based) and perform distribution, administration and/or shareholder services that benefit the Fund.

  You should contact your Financial Adviser to purchase Adviser Class shares of the Fund.

                             PRICING OF FUND SHARES


  Each class of shares represents interests in a single portfolio of investments. The price for each class of shares is the net asset value per share ("NAV") of that particular class, which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. eastern time) on each day that the Fund is open for business (normally any day that the New York Stock Exchange is open for unrestricted trading). Purchase and redemption requests are priced at the next NAV calculated after receipt and acceptance of a completed purchase or redemption request. Each Class' NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities/# of shares = NAV). The NAV for each class takes into account the expenses and fees of that class of the Fund, including management, distribution and shareholder servicing fees, which are accrued daily. The Class C and Adviser Class shares of the Fund will each have its own NAV which reflects that respective class' distribution and shareholder servicing fees.


  The Fund's portfolio securities are valued each day at their market value, which usually means the last quoted sale price on the security's principal exchange that day. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith, or under procedures approved by, the Board of Trustees. The Fund may use independent pricing services to assist in calculating NAV.

  The SAI contains additional information regarding the pricing of the Fund shares.

                             HOW TO PURCHASE SHARES

  You may purchase shares at the first NAV calculated after the Fund's transfer agent receives and accepts your purchase order in proper form as described below. Your purchase of Fund shares is subject to annual 12b-1 Plan expenses. In addition, if you own and redeem Class C shares within two years of purchase, the shares may be subject to a CDSC. The Fund will not accept payment in cash, third party checks or checks drawn against a credit card account. All checks should be made payable to the Fund. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. The Fund reserves the right to reject your purchase order and to suspend the offering of shares of the Fund.

  The Fund will reject any initial or subsequent purchase orders for Adviser Class shares by an investor if the Fund determines that the investor does not meet the eligibility requirements for purchasing Adviser Class shares.

  MINIMUM INVESTMENTS                           INITIAL   SUBSEQUENT
  -------------------                           -------   ----------
  Regular Accounts                               $1,000   $100 ($1,000 by wire)
  Qualified Tax Sheltered Retirement
    Plans or IRAs                                  $250   $100

  The Fund reserves the right to vary the initial and subsequent minimum investment requirements at any time.

PURCHASES THROUGH FINANCIAL ADVISER

  For purchases of Adviser Class shares, you should contact your Financial Adviser to open or add to your account.

PURCHASES BY MAIL

  Complete and sign the New Account Application form.
  Make check or money order payable to The Olstein Financial Alert Fund [Name of Class]

       $1,000 minimum.              $250 IRA minimum.
       Any lesser amount must be approved by the Fund.

  If a purchase request is inadvertently sent to the Fund at its corporate address, it will be forwarded to the Fund's transfer agent and the effective date of purchase will de delayed until the request is received by the Fund's transfer agent.


  MAIL TO:                                   OVERNIGHT OR EXPRESS MAIL TO:
  THE OLSTEIN FINANCIAL                      THE OLSTEIN FINANCIAL
    ALERT FUND [Name of Class]                 ALERT FUND [Name of Class]
  c/o U.S. Bancorp Fund Services, LLC        c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701                               615 East Michigan Street, 3rd Floor
  Milwaukee, WI 53201-0701                   Milwaukee, WI  53202


  Setting up an IRA accounto Please call the Fund for details. For Class C call: (800) 799-2113. For Adviser Class call: (888) 887-9827.

  All checks and money orders must be in U.S. Dollars only. No cash will be accepted.


  NOTE: U.S. BANCORP FUND SERVICES, LLC CHARGES A $25 FEE FOR ANY RETURNED CHECKS DUE TO INSUFFICIENT FUNDS. YOU WILL BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.


PURCHASES BY WIRE

  Call first to set up a new account by wire to give the Fund your investment and dollar amount: Class C call: (800) 799-2113. Adviser Class call: (888) 887-9827.

  Immediately send a completed New Account Application form to the Fund at the above address to have all accurate information recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:


  U.S. Bank, N.A.                  Credit to:  U.S. Bancorp Fund Services, LLC
  777 East Wisconsin Avenue        Account Number:  112-952-137
  Milwaukee, Wisconsin 53202       Further credit to:  The Olstein Financial
                                                       Alert Fund
  ABA Number:  042000013           Your account name and account number


            (For new accounts, include taxpayer identification number)

PURCHASES BY TELEPHONE

  The telephone purchase option allows you to move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.

  To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, Firstar must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on that date. Most transfers are completed within three business days. YOU MAY NOT USE TELEPHONE TRANSACTIONS FOR INITIAL PURCHASE OF FUND SHARES.

  The minimum amount that can be transferred by telephone is $100. For information about telephone transactions, please call the Fund at (800) 799-2113 for Class C shares and (888) 887-9827 for Adviser Class shares.

AUTOMATIC INVESTMENT PLAN

  You may purchase shares of the Fund through an Automatic Investment Plan which allows monies to be deducted directly from your checking, savings or bank money market accounts to invest in the Fund. You may make automatic investments on a weekly, monthly, bi-monthly (every other month) or quarterly basis.

              Minimum initial investment:             $1,000
              Subsequent monthly investment:          $  100

  You are eligible for this plan if your account is maintained at a domestic financial institution which is an ACH member.

  The Fund may alter, modify or terminate this Plan at any time. For information about participating in the Automatic Investment Plan, please call the Fund at (800) 799-2113 for Class C shares and (888) 887-9827 for Adviser Class shares.

ADDITIONAL INVESTMENTS

  You may add to your account at any time by purchasing shares by mail (minimum $100) or by wire (minimum $1,000) according to the above wiring instructions. You must notify the Fund at (800) 799-2113 for Class C shares and (888) 887-9827 for Adviser Class shares prior to sending your wire. You must send a remittance form which is attached to your individual account statement together with any subsequent investments made through the mail. All purchase requests must include your account registration number in order to assure that your funds are credited properly.

                              HOW TO REDEEM SHARES

  You may redeem your shares of the Fund as described below on any business day that the Fund calculates its NAV. Generally, redemption requests for Adviser Class shares should be made through your Financial Adviser and redemption requests for Class C shares should be made directly to the Fund. Redemption requests in excess of $50,000 must be made in writing. Your shares will be sold at the NAV next calculated after your order is accepted by the transfer agent. Any applicable CDSC on Class C shares will be deducted.

                                   REMEMBER:
       CHECKS ARE SENT TO YOUR ADDRESS ON RECORD.  IF YOU MOVE, TELL US!

  If your redemption request is in good order, the Fund will normally send you your redemption proceeds on the next business day and no later than seven calendar days after receipt of the redemption request. The Fund can send payments by wire directly to any bank previously designated by you in the New Account Application. A $15.00 fee is charged for each wire redemption or for redemption proceeds sent by overnight courier.

  If you purchase shares by check and request a redemption soon after the purchase, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days). If you make a purchase with a check that does not clear, the purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

  Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to an address other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed. The Fund is not responsible for interest on redemption amounts due to lost or misdirected mail.

   IF YOUR ACCOUNT FALLS BELOW $1,000, THE FUND MAY ASK YOU TO INCREASE YOUR
      BALANCE.  IF YOU DON'T, YOUR SHARES COULD BE AUTOMATICALLY REDEEMED.

  Shares of the Fund may be redeemed through Financial Advisers that may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged by the Fund.

  Certain authorized Financial Advisers and their designated intermediaries are authorized to accept redemption orders for Adviser Class shares on behalf of the Fund. The Fund will be deemed to have received a redemption order when the Financial Adviser or intermediary accepts the redemption order and such order will be priced at the NAV next computed for the Adviser Class after such order is accepted by the Financial Adviser or intermediary.

SIGNATURE GUARANTEES

  Signature guarantees are needed for

  o   Redemption requests over $50,000

  o Redemption requests to be sent to a different address other than the address of record

  o   Obtaining or changing telephone redemption privileges

  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. The New Account Application contains appropriate information and a form on which to make the signature guarantee.

CONTINGENT DEFERRED SALES CHARGES

  If you are a client of Olstein & Associates who maintains a private brokerage account at the time of purchase, your account will not be subject to the CDSC described in this Prospectus.

  If you submit a redemption request for Class C shares for a specific dollar amount, and the redemption request is subject to a CDSC, the Fund will redeem the number of shares necessary to deduct the applicable CDSC and tender the requested amount to you if you have enough shares in the account. Class C shares which are sold within the first two years of their purchase will be assessed the applicable CDSC on the original purchase price of such shares. Purchases by participants in 401(k) or 403(b) plans for which the Fund is listed as an investment option and Olstein & Associates is listed as broker of record, will not be subject to any CDSC.

  If after redeeming Class C shares, you decide to repurchase the same amount of Class C shares within 90 days of a redemption which was subject to a CDSC, you will receive an amount of shares equal to the repurchase plus the number of shares necessary to reimburse the amount of the CDSC.

                                                       CDSC
   YEAR AFTER PURCHASE MADE         (AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE)
   ------------------------         -------------------------------------------
   Up to 1 year:                                   2.50%
   Between 1 & 2 years:                            1.25%
   After 2 full years:                             None

REDEMPTIONS IN-KIND

  If your redemption request exceeds the lesser of $250,000 or 1% of the NAV
(an amount that would affect Fund operations), the Fund reserves the right to make a "redemption in-kind." A redemption in-kind is a payment in portfolio securities rather than cash. The portfolio securities would be valued using the same method as the Fund uses to calculate its NAV. You may experience additional expenses such as brokerage commissions in order to sell the securities received from the Fund. In-kind payments do not have to constitute a cross section of the Fund's portfolio. The Fund will not recognize gain or loss for federal tax purposes on the securities used to complete an in-kind redemption, but you will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

REDEMPTION THROUGH YOUR FINANCIAL ADVISER

  To redeem Adviser Class shares, you should contact your Financial Adviser.

REDEMPTION BY MAIL

  Send written redemption requests to:


      THE OLSTEIN FINANCIAL ALERT FUND [CLASS NAME]
      c/o U.S. Bancorp Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI 53201-0701


  If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to the Fund's transfer agent and the effective date of redemption will de delayed until the request is received by the Fund's transfer agent.

  The Fund cannot honor any redemption requests with special conditions or which specify an effective date other than as provided.

  A redemption request must be received in good order by the transfer agent before it will be processed. "Good Order" means the request for redemption must include a Letter of Instruction specifying or containing:

  o  the NAME and CLASS of the Fund
  o  the NUMBER of shares or the DOLLAR amount of shares to be redeemed
  o SIGNATURES of all registered shareholders exactly as the shares are registered
  o  the ACCOUNT registration number
  o Any additional requirements listed below that apply to your particular account.

  TYPE OF REGISTRATION               REQUIREMENTS
  --------------------               ------------
  Individual, Joint Tenants,         Redemption requests must be signed by
  Sole Proprietorship, Custodial     all person(s) required to sign for the
  (Uniform Gift to Minors Act),      account, exactly as it is registered.
  General Partners

  Corporations, Associations         Redemption request and a corporate
                                     resolution,signed by person(s)
                                     required to sign for the account,
                                     accompanied by signature guarantee(s).

  Trusts Redemption request signed by the trustee(s), with a signature guarantee. (If the Trustee's name is not registered on the account, a copy of the trust document certified within the past 60 days is also required.)

IRA REDEMPTIONS

  If you have an IRA, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact the transfer agent in advance: (800) 799-2113 for Class C shares and (888) 887-9827 for Adviser Class shares.

REDEMPTION BY TELEPHONE

  If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 by instructing the transfer agent by telephone at: (800) 799-2133 for Class C shares and (888) 887-9827 for Adviser Class shares. You must redeem at least a $100 for each telephone redemption. Redemption requests for amounts exceeding $50,000 must be made in writing.

  If the proceeds are sent by wire or by overnight courier, the transfer agent will assess a $15.00 fee.

  In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the transfer agent at the address listed above.

  A signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

  NEITHER THE FUND NOR ANY OF ITS SERVICE CONTRACTORS WILL BE LIABLE FOR ANY LOSS OR EXPENSE IN ACTING UPON ANY TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. The Fund will use reasonable procedures to attempt to confirm that all telephone instructions are genuine such as:

  o  requesting a shareholder to correctly state his or her Fund account number,
  o  the name in which his or her account is registered,
  o  his or her banking institution,
  o  bank account number and
  o  the name in which his or her bank account is registered.

  THE FUND AND ITS TRANSFER AGENT EACH RESERVE THE RIGHT TO REFUSE A WIRE OR TELEPHONE REDEMPTION IF IT IS BELIEVED ADVISABLE TO DO SO. PROCEDURES FOR REDEEMING FUND SHARES BY WIRE OR TELEPHONE MAY BE MODIFIED OR TERMINATED AT ANY TIME BY THE FUND.

  The Fund is not responsible for interest on redemptions due to lost or misdirected mail.

ACH TRANSFER

  Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the New Account Application form. If money is moved by ACH transfer, you will not be charged by the Fund for these services. There is a $100 minimum per ACH transfer.

SYSTEMATIC WITHDRAWAL PLAN

  If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Fund's systematic withdrawal option allows you to move money automatically from your Fund account to your bank account according to the schedule you select. The minimum systematic withdrawal amount is $100.

  To select the systematic withdrawal option you must check the appropriate box on the New Account Application. A systematic withdrawal for an account with Class C shares may be subject to a CDSC. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.

  For further details about this service, see the New Account Application or call the transfer agent at (800) 799-2113 for Class C shares and (888) 887-9827 for Adviser Class shares.

                                RETIREMENT PLANS

  Shares of the Fund are available for use in all types of tax-deferred retirement plans such as:

  o  IRAs,
  o  employer-sponsored defined contribution plans (including 401(k) plans), and
  o tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.

  Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. Application forms and brochures describing investments in the Fund for retirement plans can be obtained by calling the Fund at (800) 799-2113 for Class C shares and (888) 887-9827 for Adviser Class shares. Below is a brief description of the types of retirement plans that may invest in the Fund:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

  You are eligible to contribute on a deductible basis to an IRA account if you are not an active participant in an employer maintained retirement plan and, when a joint return is filed, you do not have a spouse who is an active participant. The IRA deduction is also available for individual taxpayers and married couples with adjusted gross incomes not exceeding certain limits. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. Roth IRAs are also available.

                                   ROTH IRAs

Roth IRAs permit tax free distributions of account balances if the assets have been invested for five years or more and the distributions meet certain qualifying restrictions. Investors filing as single taxpayers who have adjusted gross incomes of $95,000 or more, and investors filing as joint taxpayers with adjusted gross incomes of $150,000 or more may find their participation in this IRA to be restricted.

  A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. SEP-IRAs (Simplified Employee Pension-IRA) free the employer of many of the recordkeeping requirements of establishing and maintaining a tax qualified retirement plan trust.

  If you are entitled to receive a distribution from a qualified retirement plan, you may rollover all or part of that distribution into the Fund's IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer Federal income taxes on your contribution and on any income that is earned on that contribution.


  U.S. Bank, N.A. makes available its services as an IRA Custodian for each shareholder account established as an IRA. For these services, U.S. Bank, N.A. receives an annual fee of $12.50 per account with a cap of $25.00 per social security number, which fee is paid directly to U.S. Bank, N.A. by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund owned by the shareholder in the IRA account will be redeemed automatically for purposes of making the payment. IRAs are subject to special rules and conditions that must be reviewed by the investor when opening a new account.


401(K) PLANS AND OTHER DEFINED CONTRIBUTION PLANS

  Both self-employed individuals (including sole proprietorships and partnerships) and corporations may use shares of the Fund as a funding medium for a retirement plan qualified under the Internal Revenue Code. Such plans typically allow investors to make annual deductible contributions, which may be matched by their employers up to certain percentages based on the investor's pre-contribution earned income.

403(B)(7) RETIREMENT PLANS


  Schools, hospitals, and certain other tax-exempt organizations or associations may use shares of the Fund as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b)(7) Plan as a reduction to the employee's regular compensation. Such contributions are excludable from the gross income of the employee for Federal Income tax purposes to the extent they do not exceed applicable limitations (including a generally applicable limitation of $11,000 per year beginning January 1, 2002, and an additional $1,000 for each of the next four years thereafter, resulting in a maximum of $15,000 beginning January 1, 2006).



                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


  The Fund will declare and pay annual dividends to its shareholders of substantially all of its net investment income, if any, earned during the year from investments and will distribute gains, if any, once a year.

  Expenses of the Fund, including the investment management fees and 12b-1 fees, are accrued each day. Reinvestments of dividends and distributions in additional shares of the Fund will be made at the net asset value determined on the payable date, unless you elect to receive the dividends and/or distributions in cash. No interest will accrue on amounts represented by uncashed distribution or redemption checks. If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time by notifying the Fund in writing thirty days prior to the record date. Please call the Fund at (800) 799-2113 for Class C shares and (888) 887-9827 for Adviser Class shares for more information.

  In general, distributions from the Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains distributed by the Fund are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions taxed as capital gains may be taxable at different rates depending on how long the Fund holds its assets.

  When you sell or exchange your shares of the Fund, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

  Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences.


  By law, the Fund must withhold 30% of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.


  THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

 a series of
 THE OLSTEIN FUNDS
 4 Manhattanville Road
 Purchase, NY  10577

                              FOR MORE INFORMATION

YOU MAY OBTAIN THE FOLLOWING AND OTHER INFORMATION ON THE FUND FREE OF CHARGE:

 o Annual and Semi-annual Report to Shareholders
      The annual and semi-annual reports provide the Fund's most recent financial report and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance during its last fiscal year.


 o Statement of Additional Information (SAI) dated December 31, 2001
      The SAI provides more details about the Fund's policies and management and is incorporated by reference into this Prospectus.


INQUIRIES MAY BE MADE TO THE FOLLOWING:

TELEPHONE:
  1-800-799-2113 (for Class C shares)
  1-888-887-9827 (for Adviser Class shares)


MAIL:
  The Olstein Financial Alert Fund
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701


SEC:
  Text only versions of Fund documents can be viewed online or downloaded from: http://www.sec.gov

  You may review and obtain copies of Fund information at the SEC Public Reference Room in Washington, D.C. (1-800-SEC-0330). Copies of the information may be obtained for a fee by writing the Public Reference Section, Washington, D.C. 20549-6009.

811-9038

                        THE OLSTEIN FINANCIAL ALERT FUND
                                                                     a series of
                                                               THE OLSTEIN FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS C SHARES
                              ADVISER CLASS SHARES


                               December 31, 2001



          Information about the Fund is included in its Prospectus dated December 31, 2001, which may be obtained without charge from the Fund by writing to the address or calling the telephone number listed below. The Fund offers Class C shares and Adviser Class shares. Class C shares are offered directly to the public and shares of the Adviser Class are only offered for sale through financial advisers such as broker-dealers, investment advisers or financial planners. No investment in shares of the Fund should be made without first reading the Prospectus. Information from the Annual Report has been incorporated into this Statement of Additional Information by reference. A copy of the Annual Report may be obtained free of charge from the address and telephone number below.


                               INVESTMENT MANAGER
                                AND DISTRIBUTOR
                                ----------------

                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                               Purchase, NY 10577
                                 1-800-799-2113


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED DECEMBER 31, 2001. PLEASE RETAIN THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


                               TABLE OF CONTENTS
                               -----------------


History and Classification                                                  __

Investment Strategies and Risks                                             __

Investment Restrictions                                                     __

Portfolio Turnover                                                          __

Management of the Fund                                                      __

Control Persons and Principle Holders of Securities                         __

Investment Manager                                                          __

Distributor                                                                 __

Administrator                                                               __

Transfer Agent and Fund Accountant                                          __

Custodian                                                                   __

Allocation of Portfolio Brokerage                                           __

Capital Stock                                                               __

Purchase of Shares                                                          __

Redemptions                                                                 __

Distributions                                                               __

Taxation                                                                    __

General Information                                                         __

Performance                                                                 __

Financial Statements                                                        __


                        THE OLSTEIN FINANCIAL ALERT FUND

                           HISTORY AND CLASSIFICATION

          The Olstein Financial Alert Fund (the "Fund") is the first and only series of The Olstein Funds (the "Trust"), which is an open-end management investment company. The Fund maintains a diversified portfolio of investments selected in accordance with its investment objectives and policies. The Trust was organized as a Delaware business trust on March 31, 1995.

                        INVESTMENT STRATEGIES AND RISKS

          The Fund's primary objective is to achieve long-term capital appreciation, and its secondary objective is income. The Fund's investment objectives are fundamental, which means that they may not be changed without shareholder approval. The Fund seeks to achieve its objectives by making investments selected according to its investment policies and restrictions.
This Statement of Additional Information contains further information concerning the techniques and operations of the Fund, the securities in which it will invest, and the policies it will follow.

PRIMARY INVESTMENT - COMMON STOCK
---------------------------------

          To achieve its primary objective, the Fund invests in common stock of companies that Olstein & Associates, L.P. (the "Investment Manager") determines to be undervalued. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

OTHER EQUITY INVESTMENTS
------------------------

Convertible Securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).

          As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. Income streams of convertible securities are generally higher in yield than the income derivable from a common stock, but lower than that afforded by a non-convertible debt security. While providing a fixed-income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount greater than the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for as long as the Investment Manager anticipates such stock will provide the Fund with opportunities which are consistent with the Fund's investment objectives and policies.

Warrants. The Fund may invest in warrants, in addition to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the issuer's capital stock at a set price for a specified period of time.

American Depository Receipts. The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the U.S. securities markets. The Fund may purchase ADRs whether they are "sponsored" or "unsponsored." Sponsored ADRs are issued jointly by the issuer of the underlying security and a depository, whereas unsponsored ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income that may be distributed to shareholders.

          Investments in ADRs may involve greater risks than investments in domestic securities. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those of U.S. public companies. Also there is generally less information available to the public about non-U.S. companies. In addition, foreign investments may include risks related to legal, political and/or diplomatic actions of foreign governments. These include imposition of withholding taxes on interest and dividend income payable on the securities held, possible seizure or nationalization of foreign deposits, and establishment of exchange controls at the adoption of other foreign governmental restrictions which might adversely affect the value of a foreign issuer's stock. The Fund generally does not expect to invest more than 5% of its assets in ADRs.

PREFERRED STOCK
---------------

          Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests.

          If the Investment Manager determines that suitable undervalued equity securities are not available, the Fund may seek income by investing a substantial portion of its assets in other types of securities.

MONEY MARKET INSTRUMENTS
------------------------

          The Fund will select money market securities for investment when such securities offer a current market rate of return which the Fund considers reasonable in relation to the risk of the investment, and the issuer can satisfy suitable standards of credit-worthiness set by the Fund. The money market securities in which the Fund may invest are:

  o  repurchase agreements                     o  U.S. Government securities
  o  certificates of deposit                   o  commercial paper
  o  shares of money market mutual funds

          The Fund's direct investments in money market securities will generally favor securities with shorter maturities (maturities of less than 60 days), which are less affected by price fluctuations than are those with longer maturities. Other than its investments in money market mutual funds, the Fund will not invest in other investment companies. The Fund's investments in money market mutual funds may be made only in accordance with the limitations imposed by The Investment Company Act of 1940 ("the 1940 Act") and its applicable rules.

U.S. Government Securities. U.S. Government Securities include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issuance. The Fund will only acquire U.S. Government Securities which are supported by the "full faith and credit" of the United States. Securities that are backed by the full faith and credit of the United States include:

          (a)  Treasury bills,

          (b)  Treasury bonds,

          (c)  Treasury notes, and

          (d) obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

The maturity rates of U.S. Government Securities are as follows:

   1 Year or Less         1 to 10 Years       Greater than 10 Years
   --------------         -------------       ---------------------
   Treasury Bills        Treasury Notes          Treasury Bonds

Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time, earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bank certificates of deposit and bankers' acceptances are generally limited to domestic banks and savings and loan associations that are members of the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation having a net worth of at least $100 million dollars and domestic branches of foreign banks (limited to institutions having total assets not less than $1 billion or its equivalent).

Commercial Paper. Investments in prime commercial paper may be made in notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace, or any renewal periods payable on demand or having a maturity likewise limited.

Repurchase Agreements. Under a repurchase agreement, the Fund acquires a debt instrument subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The Fund will enter into repurchase agreements only with banks that are members of the Federal Reserve System, or securities dealers who are members of a national securities exchange or are market makers in government securities and report to the Market Reports Division of the Federal Reserve Bank of New York. In either case, the Fund will enter into repurchase agreements only when the debt instrument collateralizing the repurchase agreement is a U.S. Treasury or agency obligation supported by the full faith and credit of the United States.

          A repurchase agreement may also be viewed as the loan of money by the Fund to the seller. The resale price specified is normally greater than the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time the Fund is invested in the agreement and may not be related to the coupon rate on the underlying security.

          The term of these repurchase agreements will usually be short (from overnight to one week), and at no time will the Fund invest in repurchase agreements of more than sixty days. The securities that are collateral for the repurchase agreements, however, may have maturity dates in excess of sixty days from the effective date of the repurchase agreement.

          As collateral, the Fund will always receive securities whose market value, including accrued interest, will at least equal 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian.

          If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, collection of the collateral by the Fund may be delayed or limited. The Fund also may not be able to substantiate its interests in the underlying securities. While management of the Fund acknowledges these risks, the Investment Manager expects to control these risks through stringent security selection and careful monitoring procedures.

          The Fund's investment in repurchase agreements that do not mature in seven days and other securities for which there is no readily available market for resale, or that are subject to legal or contractual restrictions on resale, may be considered illiquid securities under federal or state law. The Fund will restrict its investment in illiquid securities to not more than 10% of its net assets. For purposes of the diversification test for qualification as a regulated investment company under the Internal Revenue Code, repurchase agreements are not counted as cash, cash items or receivables, but rather as securities issued by the counter-party to the repurchase agreements.

ILLIQUID SECURITIES
-------------------

          The Fund may invest up to 10% of its total assets in securities that may be considered illiquid. Illiquid securities include securities with contractual restrictions on resale, repurchase agreements maturing in greater than seven days, and other securities that may not be readily marketable. Liquidity relates to the ability of the Fund to sell a security in a timely manner at a price that reflects the value of that security. The relative illiquidity of some of the Fund's securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it may be necessary or advantageous for the Fund to liquidate portfolio securities. Certain securities in which the Fund may invest are subject to legal or contractual restrictions as to resale and therefore may be illiquid by their terms.

EQUITY SWAP AGREEMENTS
----------------------

          The Fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities, and, indirectly, to better manage the Fund's ability to experience taxable gains or losses in an effort to maximize the after-tax returns for shareholders.

          Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on, or increase in value of a particular dollar amount invested in a "basket" of particular securities or securities representing a particular index. Forms of swap agreements include equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or "cap"; equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or "floor"; and equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels. Parties may also enter into bilateral swap agreements which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

          The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's net assets.

          Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Investment Manager will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                            INVESTMENT RESTRICTIONS

          The Fund has adopted the investment restrictions set forth below in addition to those discussed in the Prospectus. Some of these restrictions are fundamental policies of the Fund, and cannot be changed without the approval of a majority of the outstanding voting securities. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of:

          (1)  more than 50% of the outstanding shares, or

          (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

FUNDAMENTAL RESTRICTIONS
------------------------

          As a matter of fundamental policy, the Fund will not:

          (a) as to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (this limitation does not apply to cash and cash items, or obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or securities of other investment companies);

          (b) purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer; for purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class;

          (c) make short sales of securities in excess of 25% of the Fund's total assets or purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions;

          (d)  purchase or sell commodities or commodity contracts;

          (e)  make loans of money or securities, except
               o by the purchase of fixed income obligations in which the Fund may invest consistent with its investment objective and policies; or

               o by investment in repurchase agreements (see "Investment Strategies and Risks");

          (f) borrow money, except the Fund may borrow from banks in the following cases:

               o for temporary or emergency purposes not in excess of 5% of the Fund's net assets, or

               o to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount up to 33 1/3% of the value of the Fund's net assets at the time the borrowing was made;

          (g) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets, but only to secure borrowings authorized in the preceding restriction; this restriction does not limit the authority of the Fund to maintain accounts for short sales of securities;

          (h) purchase the securities of any issuer, if, as a result, more than 10% of the value of a Fund's net assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), in any combination of securities for which there are no readily available market quotations, or in repurchase agreements maturing in more than seven days;

          (i) engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

          (j) purchase or sell real estate or interests in real estate, although it may purchase securities of issuers which engage in real estate operations and may purchase and sell securities which are secured by interests in real estate; therefore, the Fund may invest in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate such as real estate limited partnerships which are listed on a national exchange, however, the Fund will not invest more than 10% of its assets in any one or more real estate investment trusts; and

          (k) invest more than 25% of the value of the Fund's total assets in one particular industry, except for temporary defensive purposes; for purposes of this limitation, utility companies will be divided according to their services (e.g., gas, electric, water and telephone) and each will be considered a separate industry; this restriction does not apply to investments in U.S. Government securities, and investments in certificates of deposit and bankers' acceptances are not considered to be investments in the banking industry.

NON-FUNDAMENTAL RESTRICTIONS
----------------------------

          Non-fundamental policies may be changed by the Trust's Board of Trustees, without shareholder approval. As a matter of non-fundamental policy, the Fund will not:

          (a) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

          (b) invest for the purpose of exercising control or management of another company;

          (c) invest in securities of any open-end investment company, except in connection with a merger, reorganization or acquisition of assets and except that the Fund may purchase securities of money market mutual funds, but such investments in money market mutual funds may be made only in accordance with the limitations imposed by the 1940 Act and the rules thereunder, as amended; and

          (d) invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation; this limitation shall not apply to U.S. Government securities.

          So long as percentage restrictions are observed by the Fund at the time it purchases any security, changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of any of the foregoing fundamental or non-fundamental restrictions.

SHORT SELLING
-------------

          If the Fund anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may realize a profit or loss depending upon whether the market price of a security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. As a hedging technique, the Fund may purchase options to buy securities sold short by the Fund. Such options would lock in a future purchase price and protect the Fund in case of an unanticipated increase in the price of a security sold short by the Fund. Short selling is a technique that may be considered speculative and involves risk beyond the initial capital necessary to secure each transaction. In addition, the technique could result in higher operating costs for the Fund and have adverse tax effects for the investor. Investors should consider the risks of such investments before investing in the Fund.

          Whenever the Fund effects a short sale, it will set aside in segregated accounts cash, U.S. Government Securities or other liquid assets equal to the difference between:

          (a)  the market value of the securities sold short; and

          (b) any cash or U.S. Government Securities required to be deposited as collateral with the broker in connection with the short sale (but not including the proceeds of the short sale).

          Until the Fund replaces the security it borrowed to make the short sale, it must maintain daily the segregated account at such levels that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

          The value of any securities of any one issuer in which the Fund is short may not exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of any issuer's securities. In addition, short sales will only be made in those securities that are listed on a national exchange. When added together, no more than 25% of the value of the Fund's total net assets will be:

               o deposited as collateral for the obligation to replace securities borrowed to effect short sales; and

               o allocated to segregated accounts in connection with short sales.

OPTIONS
-------

          Generally, the Fund will only purchase options for hedging purposes and not for speculation. In this regard, the Fund will only purchase call options on underlying securities that are sold short by the Fund. Purchasing call options allows the Fund to hedge against an increase in the price of securities that are sold short by the Fund, by locking in a future purchase price. Such options on securities will generally be held no longer than the Fund maintains a short position in the underlying security.

          The purchase of call options gives the Fund the right, but not the obligation, to buy (call) a security at a fixed price during a specified period. When purchasing call options, the Fund pays a non-refundable premium to the party who sells (writes) the option. This practice allows the Fund to protect itself in the event of an unexpected increase in the price of a security sold short. Premiums paid by the Fund in connection with option purchases will not exceed 5% of the Fund's net assets. Following the purchase of a call option, the Fund may liquidate its position by entering into a closing transaction in which the Fund sells an option of the same series as previously purchased.

          The success of purchasing call options for hedging purposes depends on the Investment Manager's judgment and ability to predict the movement of stock prices. There is generally an imperfect correlation between options and the securities being hedged. If the Investment Manager correctly anticipates the direction of the price of the underlying security that is the subject of the hedge, the option will not be exercised, and any premium paid for the option may lower the Fund's return. If an option position is no longer needed for hedging purposes, it may be closed out by selling an option of the same series previously purchased. There is a risk that a liquid secondary market may not exist and the Fund may not be able to close out an option position, and therefore would not be able to offset any portion of the premium paid for that option. The risk that the Fund will not be able to close out an options contract will be minimized because the Fund will only enter into options transactions on a national exchange and for which there appears to be a liquid secondary market.

          The Fund's activities relating to short sales and any purchase of options on securities for hedging purposes may be considered investments in derivative securities. "Derivative" securities include instruments whose value is based upon, or derived from, some underlying security.

                               PORTFOLIO TURNOVER

          Although the primary objective of the Fund is to achieve long term capital appreciation, the Fund may sell securities to recognize gains or avoid potential for loss without regard to the time it has been held. The Fund intends to follow a strict "buy and sell discipline" under which it will purchase or sell securities whenever the Fund's value criteria are met. When appropriate, the Fund takes into consideration the holding period of the security.

          The Investment Manager believes that adhering to a strict sell discipline when the Fund's value criteria are met reduces the potential severity of future portfolio valuation declines. However, such discipline may result in portfolio changes and a portfolio turnover rate higher than that reached by many capital appreciation funds. High portfolio turnover produces additional transaction costs (such as brokerage commissions) which are borne by the Fund. High portfolio turnover also may cause adverse tax effects. See "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.

          The annualized portfolio turnover rate for the past three years is as follows:



 Fiscal Year ended      Fiscal year ended     Fiscal year ended
  August 31, 2001        August 31, 2000       August 31, 1999
  ---------------        ---------------       ---------------

      106.56%                158.44%               179.33%



                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
-------------------------------------------

          The Board of Trustees of the Trust consists of seven individuals, four of whom are not "interested persons" of the Trust or Fund as that term is defined in the 1940 Act. The Trustees are fiduciaries for the Fund's shareholders and are governed by the laws of the State of Delaware in this regard. They establish policy for the operation of the Fund and appoint the officers who conduct the daily business of the Fund.

          The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to the functions set forth under "Investment Manager," and "Distribution of Shares" review such actions and decide on general policy. Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

          The names, addresses and occupational history of the Trustees and principal executive officers are listed below:



                                                   POSITION AND OFFICE                      PRINCIPAL OCCUPATION
NAME AND ADDRESS                     AGE             WITH THE TRUST                      DURING THE PAST FIVE YEARS
----------------                     ---             --------------                      --------------------------

Robert A. Olstein*<F25>+<F26>         60      Chairman and President        Chairman, Chief Executive Officer, and Chief
c/o Olstein & Associates, L.P.                                              Investment Officer, Olstein & Associates, L.P.,
4 Manhattanville Road                                                       beginning in 2000; Chairman, Chief Executive
Purchase, NY  10577                                                         Officer, Chief Investment Officer and President,
                                                                            Olstein & Associates, L.P., 1994-2000; President,
                                                                            Olstein, Inc., since June 1994; Senior Vice
                                                                            President/Senior Portfolio Manager, Smith Barney
                                                                            Inc. from 1982 until 1994.

Neil C. Klarfeld*<F25>                57      Trustee                       Principal, Clarett Group (Real Estate Development)
c/o Clarett Group                                                           since 1998; previously Executive Vice President,
135 West 50th, 21st Floor                                                   Park Tower Realty Corp., since 1979.  Limited
New York, NY  10020                                                         Partner, Olstein & Associates, L.P.

Fred W. Lange                         69      Trustee                       President and Portfolio Manager, Lange Financial
123 Lewisburg Road                                                          Services (investment services), since 1972; Member
Sussex, NJ  07461                                                           of the Board of Trustees of Wagner College.

John Lohr                             56      Trustee                       Principal, Lockwood Financial Group Ltd. (investment
10 Valley Stream Parkway                                                    services), since January 1996; Attorney, sole
Malvern, PA  19355                                                          practitioner, from 1995 until 1996; Senior Vice
                                                                            President, Smith Barney Inc., from 1987 until 1995.

D. Michael Murray                     61      Trustee                       President, Murray, Sheer & Montgomery (consultants),
1200 New Hampshire Ave., NW                                                 since 1968.
Suite 430
Washington, DC  20036

Lawrence K. Wein                      59      Trustee                       Retired; Former Vice President-Wholesale Business
27 Rippling Brook Drive                                                     Operations, Concert Communications, and ATT/BT
Short Hills, NJ  07078                                                      Company; Former Executive Manager, AT&T, Inc., for 35
                                                                            years.

Erik K. Olstein*<F25>+<F26>           34      Trustee, Secretary,           President and Chief Operating Officer, Olstein &
c/o Olstein & Associates, L.P.                Assistant Treasurer and       Associates, L.P., beginning in 2000; Vice President
4 Manhattanville Road                         Chief Compliance Officer      of Sales and Chief Operating Officer, Olstein &
Purchase, NY  10577                                                         Associates, L.P.,1994-2000; Client Liaison, Smith
                                                                            Barney Inc., from 1994 until 1995; Assistant OTC
                                                                            Trader, Lehman Brothers Inc. from 1993 until 1994.

Michael Luper                         33      Chief Accounting Officer      Executive Vice President and Chief Financial
c/o Olstein & Associates, L.P.                and Treasurer                 Officer, Olstein & Associates, L.P., beginning in
4 Manhattanville Road                                                       2000; Vice President and Chief Financial Officer,
Purchase, NY  10577                                                         Olstein & Associates, L.P., 1994-2000; Client
                                                                            Liaison, Smith Barney Inc., from 1994 until 1995;
                                                                            Auditor (CPA), J. H. Cohn & Company from 1991 until
                                                                            1994.




*<F25> Trustees who are "interested persons" as defined in the 1940 Act. +<F26> Erik K. Olstein is the nephew of Robert A. Olstein, President of The
        Olstein Funds.

COMPENSATION
------------


          For their service as Trustees, the Independent Trustees receive a
$3,000 annual fee and   $750 per meeting attended, as well as reimbursement for
expenses incurred in connection with attendance at such meetings. The interested Trustees of the Trust receive no compensation for their service as Trustees. The table below details the amount of compensation received by the Trustees from the Fund for the past fiscal year. Presently, none of the executive officers receive compensation from the Fund.



                                                                                                 TOTAL COMPENSATION
                           AGGREGATE            PENSION OR RETIREMENT        ESTIMATED ANNUAL
                                                                                                 FROM TRUST AND FUND
NAME AND POSITION          COMPENSATION FROM    BENEFITS ACCRUED AS PART     BENEFITS UPON
                                                                                                 COMPLEX PAID TO
                           FUND                 OF FUND EXPENSES             RETIREMENT
                                                                                                 TRUSTEES

Robert A. Olstein*<F27>            None                     None                    None                 None
Chairman and President

Erik K. Olstein*<F27>              None                     None                    None                 None
Trustee, Secretary and
Assistant Treasurer

Neil C. Klarfeld*<F27>             None                     None                    None                 None
Trustee

Fred W. Lange                     $6,000                    None                    None                $6,000
Trustee

John Lohr                         $5,250                    None                    None                $5,250
Trustee

D. Michael Murray                 $6,000                    None                    None                $6,000
Trustee

Lawrence K. Wein                  $5,250                    None                    None                $5,250
Trustee


*<F27>  Interested Trustees

                              MANAGEMENT OWNERSHIP


          As of November 30, 2001, the Fund's officers, trustees and members of the Investment Manager as a group owned 12.55% of the Class C shares of the Fund and 3.13% of the Adviser Class shares of the Fund, for a total of 10.41% of the outstanding shares of the Fund.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

PRINCIPAL HOLDERS
-----------------


          As of November 30, 2001, there were no control persons of the Fund. As of November 30, 2001, the following shareholders were known to own of record or beneficially more than 5% of the outstanding voting shares of the Class C shares, the Adviser Class shares, or the Fund as a whole, as shown:



                                                       Percentage
      Name and Address          Percentage of Class     of Fund     Ownership
      ----------------          -------------------    ----------   ---------
The Lupa Family Trust              Class C Shares
Attn:  Gary Gladstein                  5.32%             4.12%      Beneficial
c/o Soros Fund Management
888 Seventh Ave., 33rd Floor
New York, NY  10106

Charles Schwab Company, Inc.    Advisor Class Shares
101 Montgomery Street                  21.37%            4.85%        Record
San Francisco, CA  94104



                               INVESTMENT MANAGER

          Effective August 18, 1995, the Trust entered into an investment management agreement on behalf of the Fund with Olstein & Associates, L.P. (the "Investment Management Agreement"), Olstein & Associates, L.P. provides investment advisory services. The services of the Investment Manager are subject to the supervision and direction of the Trust's Board of Trustees.

          The Investment Manager is organized as a New York limited partnership and is controlled and operated by its general partner, Olstein, Inc., a New York corporation which is wholly-owned by Robert A. Olstein. Because Mr. Olstein owns Olstein, Inc. and is a Trustee of the Fund, Mr. Olstein is considered an affiliated person of both the Investment Manager and the Fund. The Investment Manager has twenty limited partners, who will receive a portion of the income derived from the advisory fee received by the Investment Manager. In addition, some of the limited partners are brokers or dealers who may receive up-front commissions from the Investment Manger for sales of Fund shares, distribution fees for ongoing marketing of Fund shares under a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), or compensation as broker-dealer employees of companies who execute portfolio transactions for the Fund.

          The Investment Management Agreement must be renewed annually. The Investment Management Agreement will be renewed each year only so long as its renewal and continuance are specifically approved at least annually by:

          (a)  the Board of Trustees, or

          (b) by vote of a majority of the outstanding voting securities of the Fund.

          In either case, the terms of the renewal must be approved by the vote of a majority of the Trustees of the Fund who are not parties of the Investment Management Agreement or interested persons of any such party (the "Independent Trustees"). The vote of the Trustees must be cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically in the event of its assignment.

          According to the Investment Management Agreement, the Fund is obligated to pay the Investment Manager a monthly fee equal to an annual rate of 1% of the Fund's average daily net assets. This fee is higher than that normally charged by funds with similar investment objectives. Each class of shares of the Fund pays its proportionate share of the fee. The advisory fee paid to the Investment Manager for the services provided to the Fund for the past three fiscal years was as follows:


 Fiscal Year ended      Fiscal year ended     Fiscal year ended
  August 31, 2001        August 31, 2000       August 31, 1999
  ---------------        ---------------       ---------------
     6,243,397             $4,076,772            $2,876,576


                                  DISTRIBUTOR

          Olstein & Associates, L.P. (the "Distributor") acts as distributor of the Fund's shares under an Amended and Restated Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust on behalf of the Fund. The Distributor assists in the sale and distribution of the Fund's shares as well as assisting with the servicing of shareholder accounts. Mr. Robert A. Olstein and Mr. Erik K. Olstein are considered to be affiliated persons of both the Distributor and the Fund.

          The Distributor has sole authority to enter into agreements with Selling Dealers or other parties who offer the Fund's shares for sale and is responsible for the payment of any up-front commissions and 12b-1 fees payable to Selling Dealers or others. The Distribution Agreement also provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement, will not be liable to the Trust or its shareholders for losses arising in connection with the sale of Fund shares.


          The Distribution Agreement became effective as of August 18, 1995, and is subject to renewal on an annual basis. The Distribution Agreement will be renewed each year if its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees or, by a vote of a majority of the outstanding voting securities of the Fund. Shares of the Fund are offered on a continuous basis. The Distribution Agreement terminates automatically in the event of its assignment. The Distribution Agreement may be terminated in two ways without payment of a penalty:


          (1) as to the Distributor, by the Fund (by vote of a majority of the Independent Trustees or by a vote of the outstanding voting securities of the Fund) on not less than 60 days' written notice; or

          (2) as to the Distributor's own participation, by the Distributor upon 60 days' written notice


          Class C shares and Adviser Class shares are offered without a front end sales charge hence the Distributor receives no such commissions in connection with sales of such shares. As explained above, the Distributor is responsible for paying up-front commissions to Selling Dealers and others from its own assets in order to facilitate sales of the Fund's shares. Where investors remain with the Fund long-term, the Distributor may recoup these fees through 12b-1 payments as the expenditures are made in connection with the distribution of the Fund's shares. Where investors sell their shares of the Fund prematurely, the Distributor may be unable to recoup these expenditures through 12b-1 payments. As a result, the Fund imposes contingent deferred sales charges on redemptions of Class C shares made within two years after the initial purchase and the Distributor retains such contingent deferred sales charges.
For the fiscal year ended August 31, 2001, the Distributor received contingent deferred sales loads imposed on certain redemptions of Class C shares in the amount of [$112, 511]. The Distributor also received other compensation in the form of 12b-1 payments which, for the fiscal year ended August 31, 2001, totaled $5,192,716. Of that amount, the Distributor paid the entire $5,192,716 plus $1,222,413 out of its own assets to compensate Selling Dealers, pay administration and shareholder servicing costs, pay salaries of sales personnel and pay other marketing related expenses.


DISTRIBUTION (RULE 12B-1) PLANS
-------------------------------

          As noted in its prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act for each class of its shares (each a "Plan" and collectively, the "Plans").


          For the Class C shares, the Plan provides for the payment of fees of 1.00% per year of the average daily net assets of the class to compensate the Distributor or other persons for their efforts and expenses in connection with the distribution of the shares of the class and the servicing of shareholder accounts. The fees are accrued and may be paid on a monthly basis, based on the Fund's average daily net assets of the Class C shares. Included within the 1.00% payable under the Plan is a 0.75% fee that may be paid to persons as compensation for time spent and expenses incurred in the distribution and promotion of the Class C shares. These include, but are not limited to, sales calls and presentations to potential shareholders, media relations, the printing of prospectuses and reports used for sales purposes, expenses for the preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution or service fees paid to selling dealers or others who have executed a dealer agreement with the Distributor. In addition, the Plan includes a payment of 0.25% per year of average daily net assets of Class C shares for shareholder servicing costs. Any expense for distribution or shareholder servicing efforts related to Class C shares greater than 1.00% annually will be borne by the Investment Manager without any reimbursement or payment by the Class C shares.


          For the Adviser Class shares, the Plan provides for the payment of fees of 0.25% per year of the average daily net assets of the class to compensate the Distributor or other persons for distribution and shareholder servicing activities undertaken on behalf of the Adviser Class shares and Adviser Class shareholders. The fees are accrued and may be paid on a monthly basis, based on the average daily net assets of the Adviser Class shares. In addition to distribution and shareholder servicing activities such as those described above with respect to the Class C Plan, it is presently anticipated that the fees will be used to compensate third parties who provide a platform through which investment advisers, financial planners and other financial professionals, are able to offer the shares of the class for sale.

          Each Plan has been approved by the Trust's Board of Trustees, including all of the Independent Trustees as defined in the 1940 Act. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments by the Fund constitute distribution expenses on behalf of the Fund.
The Board of Trustees, including the Independent Trustees, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that each Plan will benefit the Fund and the shareholders of the respective classes. Each Plan must be renewed annually by the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be done by the Independent Trustees. The Plans and any related agreements may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the outstanding shares of the affected class, and all material amendments to the Plan or any related agreements shall be approved by a vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

          The Distributor is required to report in writing to the Board of Trustees, at least quarterly, the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order for the Board to make an informed determination as to whether the Plans should be continued.


          Below are the itemized expenditures made by the Distributor pursuant to payments made under the Class C Plan during the fiscal year ended August 31, 2001:



  Advertising and Printing and Mailing of
      Prospectuses to Other than current
      Shareholders                                                 $343,977
  Compensation to Dealers                                         2,507,844
  Compensation to Sales Personnel                                 1,463,874
  Interest or Other Finance Charges                                       0
  Administration and Shareholder Servicing                        1,126,995
  Other Fees                                                        131,550
                                                                 ----------
     TOTAL                                                       $5,574,280
                                                                 ----------


          Below are the itemized expenditures made by the Distributor pursuant to payments made under the Adviser Class Plan:


  Advertising and Printing and Mailing of
      Prospectuses to Other  than Current
      Shareholders                                                  $48,465
  Compensation to Dealers                                           442,333
  Compensation to Sales Personnel                                   158,388
  Interest or Other Finance Charges                                       0
  Administration and Shareholder Servicing                          171,405
  Other Fees                                                         20,258
                                                                   --------
     TOTAL                                                         $840,849
                                                                   --------


                                 ADMINISTRATOR


          U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, provides certain administrative services to the Fund pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, the administrator:


               o coordinates with the Custodian and monitors the custodial, transfer agency and accounting services provided to the Fund;

               o coordinates with and monitors any other third parties furnishing services to the Fund;

               o provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions;

               o maintains such books and records of the Fund as may be required by applicable federal or state law and supervises the maintenance of such books and records if maintained by third parties;

               o prepares or supervises the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law;

               o prepares and, after approval by the Fund, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law;

               o prepares and after approval by the Fund, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission (the "SEC") and other federal and state regulatory authorities as may be required by applicable law;

               o reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of the Fund's expenses and instructs the Custodian to issue checks in payment thereof;

               o assists the Fund in the preparation of documents and information needed for meetings of the Board of Trustees and prepares the minutes of Board meetings;

               o monitors the Fund's compliance with applicable state securities laws;

               o assists the Distributor with the preparation of quarterly reports to the Board of Trustees relating to the distribution plans adopted by the Fund pursuant to Rule 12b-1; and

               o takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement.

          The Fund has paid the following fees for administrative services over the past three fiscal years:


 Fiscal Year ended      Fiscal year ended     Fiscal year ended
  August 31, 2001        August 31, 2000       August 31, 1999
  ---------------        ---------------       ---------------
      $384,978              $264,075              $156,927


                       TRANSFER AGENT AND FUND ACCOUNTANT


          U.S. Bancorp Fund Services, LLC also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to:


               o    issue and redeem shares of the Fund,

               o make dividend and other distributions to shareholders of the Fund,

               o respond to correspondence by Fund shareholders and others relating to its duties,

               o    maintain shareholder accounts, and

               o    make periodic reports to the Fund.


          In addition, the Trust has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund.


                                   CUSTODIAN


          U.S. Bank, N.A. serves as custodian of the Trust's assets pursuant to a Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to:


               o    maintain a separate account in the name of the Fund,

               o make receipts and disbursements of money on behalf of the Fund,

               o collect and receive all income and other payments and distributions on account of the Fund's portfolio investments,

               o respond to correspondence from shareholders, security brokers and others relating to its duties, and

               o make periodic reports to the Fund concerning the Fund's operations.


          U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.


                       ALLOCATION OF PORTFOLIO BROKERAGE


          The Fund's portfolio securities transactions are placed by the Investment Manager. The objective of the Fund is to obtain the best available prices in its portfolio transactions, taking into account the costs, promptness of executions and other qualitative considerations. There is no pre-existing commitment to place orders with any broker, dealer or member of an exchange. The Investment Manager evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions. These include the broker's commission rate, execution capability, positioning and distribution capabilities, information in regard to the availability of securities, trading patterns, statistical or factual information, opinions pertaining to trading strategy, back office efficiency, ability to handle difficult trades, financial stability, and prior performance in serving the Investment Manager and its clients.


          The Investment Manager, when effecting purchases and sales of portfolio securities for the account of the Fund, will seek execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charges, if reasonable, in relation to brokerage and research services provided to the Fund or the Investment Manager by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following:

               o information as to the availability of securities for purchase or sale,

               o    statistical or factual information, or

               o    opinions pertaining to investments.

          The Investment Manager may use research and services provided to it by brokers and dealers in servicing all its clients, including the Fund, and not all such services will be used by the Investment Manager in connection with the Fund. Brokerage may also be allocated to dealers in consideration of the Fund's share distribution, but only when execution and price are comparable to that offered by other brokers. The Fund paid the following amounts in brokerage commissions during the past three fiscal years.


 Fiscal Year ended      Fiscal year ended     Fiscal year ended
  August 31, 2001        August 31, 2000       August 31, 1999
  ---------------        ---------------       ---------------
     $3,120,042            $2,045,711            $1,608,937


          The Investment Manager, which is a member of the NASD and a broker-dealer registered under the Securities Exchange Act of 1934, and certain other Fund affiliates, may act as brokers to execute transactions for the Fund subject to procedures set forth in Rule 17e-1 under the 1940 Act designed to ensure the fairness of such transactions. These procedures include making quarterly reports to the Board of Trustees regarding such brokerage transactions. As a result, in order for such persons to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Investment Manager or other affiliated brokers to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in an arm's length transaction of a like size and nature.

          The following table shows the amounts of brokerage commissions paid by the Fund to affiliated broker-dealers during the three most recently completed fiscal periods. The table also indicates the identity of such brokers and the reasons for their affiliation, as well as the percentage of the Fund's total dollar amount of commission-based transactions, and the percentage of the Fund's total commissions paid, during the Fund's most recently completed fiscal year.


                                                          PERCENTAGE OF  PERCENTAGE OF
                                                          FUND'S TOTAL   AGGREGATE
                                                          COMMISSIONS    DOLLAR AMOUNT
                    BROKERAGE COMMISSIONS PAID            FOR FISCAL     FOR FISCAL YEAR               REASON FOR
BROKER-DEALER       FOR FISCAL YEAR ENDED:                YEAR ENDED:    ENDED:           AFFILIATED   AFFILIATION
-------------       ----------------------                -----------    --------------   ----------   -----------

                    8/31/01     8/31/00     8/31/99       8/31/01        8/31/01

Albert Freid Co.    $483,621    $215,159    $106,080      15.50%         16.41%           Yes          Limited
                                                                                                       Partner of
                                                                                                       Investment
                                                                                                       Manager

Bear, Stearns       $90,201     $121,741    $143,020      2.89%          1.39%            Yes          Affiliate
Securities Corp.                                                                                       of Limited
                                                                                                       Partner of
                                                                                                       Investment
                                                                                                       Manager

Olstein &           $495,522    $558,349    $428,626      15.88%         18.26%           Yes          Manager and
Associates, L.P.                                                                                       Principal
                                                                                                       Underwriter
                                                                                                       of Fund


          The Investment Manager may from time to time provide investment management services to individuals and other institutional clients, including corporate pension plans, profit-sharing and other employee benefit trusts, and other investment pools. There may be occasions on which other investment advisory clients advised by the Investment Manager may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Investment Manager may average the transactions as to price and allocate the amount of available investments in a manner which it believes to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the Investment Manager may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

          The Investment Manager is responsible for making the Fund's portfolio decisions subject to the limitations described in the prospectus. The Board of Trustees may, however, impose limitations on the allocation of portfolio brokerage.

                                 CAPITAL STOCK

          The beneficial interest in the Trust is divided into an unlimited number of shares, with a par value of $0.001 per share. The Board of Trustees is empowered under the Trust's Agreement and Declaration of Trust to authorize the division of shares into separate series and the division of series into separate classes of shares without shareholder approval. Pursuant to this authority, the Board established and designated the Olstein Financial Alert Fund series of shares, and further divided such series into Adviser Class and Class C shares.

          When issued, all shares will be fully paid and nonassessable and will be redeemable and freely transferable. All shares have equal voting rights, except that shares of each class have sole voting rights with respect to matters that only affect the holders of that class, such as the right to vote on issues associated with the Rule 12b-1 Plan for the class. Shares can be issued as full or fractional shares. A fractional share has proportionally the same rights and privileges as a full share. The shares possess no preemptive or conversion rights. Each share may be freely retained or disposed of according to the purchase and redemption requirements of the Fund.

          The assets of the Trust held with respect to each series shall be charged with the liabilities of the Trust with respect to that series. All expenses, costs, charges and reserves attributable to the series, and any general liabilities of the Trust which are not readily identifiable as being held in respect of a series, shall be allocated and charged by the Trustees to any one or more series as the Trustees deem fair and equitable. Each allocation of liabilities shall be binding on the shareholders of the series in absence of manifest error. Notwithstanding the foregoing, shares of separate classes of a particular series may be subject to differing allocations of income to reflect different expense levels that affect the individual class. Such varying expenses can include distribution or transfer agent expenses, but not investment management fees.

          The Trustees have full discretion to determine which items shall be treated as income and which items as capital in dividend or distribution payments.

                               PURCHASE OF SHARES


          The shares of the Fund are continuously offered by the Distributor. Orders will not be considered complete until receipt by U.S. Bancorp Fund Services, LLC and acceptance by the Distributor of a completed account application form, and receipt of payment for the shares purchased. Once the completed account application and payment are received, orders will be confirmed at the next determined net asset value for the particular class (based upon valuation procedures described in the Prospectus) as of the close of business of the business day on which the completed order is received. Completed orders received by the Fund after the close of the business day will be confirmed at the next day's price. Presented below is the computation of the offering price for each class of shares of the Fund as of August 31, 2001, using the following formula: Total Assets - Total Liability/Outstanding Shares = Offering price.



     Class C Shares:  $709,079,627 - $24,342,011/44,139,525 shares = $15.51 per share



     Adviser Class Shares:  $205,861,827 - $7,119,357/12,605,724 shares = $15.77 per share



PURCHASES BY TRANSFERRING OTHER SECURITIES
------------------------------------------
If the Fund agrees, you may be permitted to purchase Fund shares by transferring securities to the Fund. The securities must

     o    meet the Fund's investment objectives and policies

     o    be acquired by the Fund for investment purposes

     o be liquid securities which are not restricted as to transfer either by law or liquidity of market

     o have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or NASDAQ; and

     o at the discretion of the Fund, the value of the security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Fund must not exceed 5% of the net assets of the Fund immediately after the transactions.

Securities transferred to the Fund will be valued according to the same procedures used to determine the Fund's NAV. All dividends, interests, subscription, or other rights pertaining to the securities will become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize all gains or losses on such transfers, and pay taxes thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis in the securities.


                                  REDEMPTIONS

          Under normal circumstances investors may redeem shares at any time, subject to any applicable contingent deferred sales charge ("CDSC"). Telephone redemption privileges are available, upon written request, for amounts up to $50,000. The redemption price will be based upon the first net asset value per share determined after receipt of the redemption request, less the amount of any applicable CDSC, provided the redemption has been submitted in the manner described in the prospectus. The redemption price may be more or less than your depending upon the net asset value per share at the time of redemption.


          Payment for shares tendered for redemption is generally made by check within seven days after tender in proper form, or earlier if required under applicable law. However, the Fund reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days for the following reasons:

          (1) for any period during which the New York Stock Exchange (the "NYSE") is closed, or trading on the NYSE is restricted by the SEC,

          (2) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably predictable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or

          (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

          Pursuant to the Fund's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value" in the Prospectus.

          In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio. When a shareholder has requested redemption of all or a part of the shareholder's investment, and when the Fund completes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to complete the redemption. However, the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

                                 DISTRIBUTIONS

Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Information on the Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

                                    TAXATION

Election to be Taxed as a Regulated Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

Excise Tax Distribution Requirements. The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Redemption of Fund Shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes that cause you to recognize a gain or loss. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations. Distributions from the Fund will generally qualify in part for the 70% dividends-received deduction for corporations. The portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources. The Fund will send to shareholders statements each year advising the amount of the dividend income which qualifies for such treatment. All dividends, including those which qualify for the dividends-received deduction, must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities. The Fund may invest in complex securities. Such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain and/or accelerate the recognition of income to the Fund or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

                              GENERAL INFORMATION

INDEPENDENT AUDITOR
-------------------

          The Fund's independent auditors, Ernst & Young LLP, 111 East Kilbourn Avenue, Milwaukee, WI, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

CODE OF ETHICS
--------------

          The Fund and Olstein & Associates, L.P. ("Olstein"), the Fund's investment manager and distributor, have adopted a Code of Ethics for certain access persons of the Trust and Olstein, which includes the Trustees and certain officers and employees of the Trust and Olstein. The Code of Ethics is designed to ensure that Fund insiders act in the interest of the Fund and its shareholders with respect to any personal trading of securities. Under the Code of Ethics, access persons are prohibited from knowingly buying or selling securities which are being purchased, sold or considered for purchase or sale by the Fund. The Code of Ethics contains even more stringent investment restrictions and prohibitions for insiders who participate in the Fund's investment decisions. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures. In addition, trading by persons associated with Olstein is also governed by Olstein's Policy Statement on Insider Trading.

                                  PERFORMANCE

CALCULATION OF PERFORMANCE DATA
-------------------------------

          Total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, the Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by the Fund over a 12-month period divided by the current maximum offering price.

          SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed in the manner required by the SEC. Total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

          As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five or ten-year periods and assumes the deduction of all applicable charges and fees. According to the SEC formula:

                                 P(1+T)n = ERV

where:

          P   =  a hypothetical initial payment of $1,000;

          T   =  average annual total return;

          n   =  number of years; and

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods, determined at the end of the one, five or ten-year periods (or a fractional portion thereof).

The return information for the Class C shares of the Fund is shown in the table below:


                                       without the CDSC    with the CDSC
                                       ----------------    ------------
Annual Return for the Fiscal Year
  ended 8/31/01                             11.12%             8.62%
Annual Total Return for the Period
  from 9/1/96 - 8/31/01                     24.82%            24.82%
Total Return for the Period from
  9/21/95 - 8/31/01                         22.83%            22.83%


The return information for the Adviser Class shares of the Fund is shown in the table below:


                                       without the CDSC
                                       ----------------
Annual Return for the Fiscal Year
  ended 8/31/01                             11.99%
Annual Total Return for the Period
  from 9/21/99 - 8/31/01                    18.93%


          Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

COMPARISONS AND ADVERTISEMENTS
------------------------------

          To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements, sales literature and other shareholder communications regarding a Fund may discuss yield or total return for such Fund as reported by various financial publications. Advertisements, sales literature and shareholder communications may also compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

Barron's
Business Week
CDA Investment Technologies, Inc.
Kiplinger's Personal Finance
Consumer Digest
Financial World
Forbes
Fortune
Investment Company Data, Inc.
Investor's Daily
Lipper Mutual Fund Performance Analysis
Lipper Mutual Fund Indices
Money
Morningstar, Inc.
Mutual Fund Values
Nasdaq Indexes
Personal Investor
Personal Investing News
Russell 2000 Index
Russell 2000 Value and Growth Indexes
S&P 500 Composite Stock Price Index
S&P SmallCap 600 Index
S&P MidCap 400 Index
S&P/Barra Growth & Value Indexes
Success
The New York Times
U.S. News and World Report
USA Today
Wall Street Journal
Wiesenberger Investment Companies Services
Wilshire Medium & Small Cap Indexes

          Along with performance advertisements, the Fund may also present its investments, as of a current date, in the form of the "Schedule of Investments" included in the Semi-Annual and Annual Reports to the shareholders of the Trust.

                              FINANCIAL STATEMENTS


          The financial statements and financial highlights of the Fund for the fiscal year ended August 31, 2001 which appear in the Fund's Annual Report to Shareholders and the report thereon by Ernst & Young LLP, the Fund's independent auditors, also appearing therein, are incorporated by reference into this Statement of Additional Information. The Annual Report may be obtained, without charge, by writing or calling the Fund's Distributor at the address or number listed on the cover page of this Statement of Additional Information.


                               THE OLSTEIN FUNDS
                                     PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS

          (a)  Governing Documents.

               (1) Registrant's Agreement and Declaration of Trust effective March 31, 1995.
                    Incorporated herein by reference to:
                    ------------------------------------
                    Filing: Post-Effective Amendment No. 1/2 to Registrant's Registration Statement on Form N-1A.
                    Filing Date:   March 29, 1996

               (2) Registrant's Certificate of Trust dated March 31, 1995 as filed in Delaware on April 3, 1995.
                    Incorporated herein by reference to:
                    ------------------------------------
                    Filing: Post-Effective Amendment No. 10/11 to Registrant's Registration Statement on Form N-1A.
                    Filing Date:   December 28, 2000

          (b)  Registrant's Amended By-laws.
               Incorporated herein by reference to:
               ------------------------------------
               Filing: Post-Effective Amendment No. 1/2 to Registrant's Registration Statement on Form N-1A.
               Filing Date:   March 29, 1996

          (c)  Instruments Defining Rights of Security Holders.

               See Article III, "Shares" and Article V "Shareholders' Voting Powers and Meetings" of the Registrant's Agreement and Declaration of Trust.

               See also, Article II "Meetings of Shareholders", Article VI, "Indemnification and Insurance," and Article VII, Section 6 "Registered Shareholders" of the Registrant's By-laws.

          (d) Investment Management Agreement between Registrant and Olstein & Associates, L.P. dated August 18, 1995.
               Incorporated herein by reference to:
               ------------------------------------
               Filing: Post-Effective Amendment No. 1/2 to Registrant's Registration Statement on Form N-1A.
               Filing Date:   March 29, 1996

          (e)     Underwriting Contracts.

               (1) Form of Amended and Restated Distribution Agreement between the Registrant and Olstein & Associates, L.P.
                    Incorporated herein by reference to:
                    ------------------------------------
                    Filing: Post-Effective Amendment No. 6/7 to Registrant's Registration Statement on Form N-1A.
                    Filing Date:   November 2, 1998

               (2) Mutual Fund Dealer Agreement between Olstein & Associates, L.P. and Smith Barney Inc. dated September 21, 1995. Incorporated herein by reference to:
                    ------------------------------------
                    Filing: Post-Effective Amendment No. 1/2 to Registrant's Registration Statement on Form N-1A.
                    Filing Date:   March 29, 1996

               (3) Form of Selling Dealer Agreement between Olstein & Associates, L.P. and Selected Dealers.
                    Incorporated herein by reference to:
                    ------------------------------------
                    Filing: Post-Effective Amendment No. 1/2 to Registrant's Registration Statement on Form N-1A.
                    Filing Date:   March 29, 1996

               (4) Selling Dealer Agreement between Olstein & Associates, L.P. and Bear, Stearns Securities Corp. dated November 30, 1995. Incorporated herein by reference to:
                    ------------------------------------
                    Filing: Post-Effective Amendment No. 1/2 to Registrant's Registration Statement on Form N-1A.
                    Filing Date:   March 29, 1996

          (f)  Bonus or Profit Sharing Contracts.
               Not Applicable.

          (g)  Custodian Agreements.

               (1)  (A)  Custodian Servicing Agreement between the Registrant and U.S. Bank, N.A. (formerly, Firstar Bank, N.A.) dated as of February 2, 1998.
                         Incorporated herein by reference to:
                         ------------------------------------
                         Filing: Post-Effective Amendment No. 5/6 to Registrant's Registration Statement on Form N-1A.
                         Filing Date:   March 3, 1998

                    (B) Form of Addendum to Custodian Servicing Agreement between the Registrant and U.S. Bank, N.A. (formerly, Firstar Bank, N.A.).
                         Incorporated herein by reference to:
                         ------------------------------------
                         Filing: Post-Effective Amendment No. 6/7 to Registrant's Registration Statement on Form N-1A.
                         Filing Date:     November 2, 1998

               (2)  (A)  Form of Special Custody Account Agreement between the
                         Registrant, U.S. Bank, N.A. (formerly, Firstar Bank, N.A.) and Bear, Stearns Securities Corp.
                         Incorporated herein by reference to:
                         ------------------------------------
                         Filing: Post-Effective Amendment No. 5/6 to Registrant's Registration Statement on Form N-1A.
                         Filing Date:     March 3, 1998

                    (B) Form of Addendum to Special Custody Account Agreement between the Registrant, U.S. Bank, N.A. (formerly, Firstar Bank, N.A.) and Bear, Stearns Securities Corp. Incorporated herein by reference to:
                         ------------------------------------
                         Filing: Post-Effective Amendment No. 6/7 to Registrant's Registration Statement on Form N-1A.
                         Filing Date:     November 2, 1998

          (h)  Other Material Contracts.

               (1)  (A)  Fund Administration Servicing Agreement between the
                         Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated February 2, 1998.
                         Incorporated herein by reference to:
                         ------------------------------------
                         Filing: Post-Effective Amendment No. 5/6 to Registrant's Registration Statement on Form N-1A.
                         Filing Date:   March 3, 1998

                    (B) Form of Addendum to Servicing Agreements between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC). Incorporated herein by reference to:
                         ------------------------------------
                         Filing: Post-Effective Amendment No. 6/7 to Registrant's Registration Statement on Form N-1A.
                         Filing Date:     November 2, 1998

               (2)  (A)  Fund Accounting Services Agreement between the
                         Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated February 2, 1998.
                         Incorporated herein by reference to:
                         ------------------------------------
                         Filing: Post-Effective Amendment No. 5/6 to Registrant's Registration Statement on Form N-1A.
                         Filing Date:   March 3, 1998

                    (B) Form of Addendum to Servicing Agreements between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC). Incorporated herein by reference to:
                         ------------------------------------
                         Filing: Post-Effective Amendment No. 6/7 to Registrant's Registration Statement on Form N-1A.
                         Filing Date:     November 2, 1998

               (3)  (A)  Transfer Agent Servicing Agreement between the
                         Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated March 2, 1998.
                         Incorporated herein by reference to:
                         ------------------------------------
                         Filing: Post-Effective Amendment No. 5/6 to Registrant's Registration Statement on Form N-1A.
                         Filing Date:   March 3, 1998

                    (B) Form of Addendum to Servicing Agreements between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC). Incorporated herein by reference to:
                         ------------------------------------
                         Filing: Post-Effective Amendment No. 6/7 to Registrant's Registration Statement on Form N-1A.
                         Filing Date:     November 2, 1998

          (i)  Legal Opinion.
               Incorporated herein by reference to:
               ------------------------------------
               Filing: Post Effective Amendment No. 5/6 to Registrant's Registration Statement on Form N-1A.
               Filing Date:   March 3, 1998

          (j)  Other Opinions.

               (1) Consent of Independent Auditors is electronically filed herewith as Exhibit 99.j.1.

               (2)  Trustees Power of Attorney.
                    Incorporated herein by reference to:
                    ------------------------------------
                    Filing: Post Effective Amendment No. 1/2 to Registrant's Registration Statement on Form N-1A.
                    Filing Date:   March 29, 1996

          (k)  Omitted Financial Statements.
               Not Applicable.

          (l) Letter of Understanding Relating to Initial Capital. Incorporated herein by reference to:
               ------------------------------------
               Filing: Post-Effective Amendment No. 1/2 to Registrant's Registration Statement on Form N-1A.
               Filing Date:   March 29, 1996

          (m)  Rule 12b-1 Plan.

               (1) Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 for The Olstein Financial Alert Fund Class C effective as of August 18, 1995. Incorporated herein by reference to:
                    ------------------------------------
                    Filing: Post-Effective Amendment No. 1/2 to Registrant's Registration Statement on Form N-1A.
                    Filing Date:   March 29, 1996

               (2) Form of Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 for The Olstein Financial Alert Fund Adviser Class.
                    Incorporated herein by reference to:
                    ------------------------------------
                    Filing: Post-Effective Amendment No. 7/8 to Registrant's Registration Statement on Form N-1A.
                    Filing Date:    June 22, 1999

          (n)  Form of Multiple Class Plan of the Registrant
               Incorporated herein by reference to:
               ------------------------------------
               Filing: Post-Effective Amendment No. 7/8 to Registrant's Registration Statement on Form N-1A.
               Filing Date:   June 22, 1999

          (p)  Code of Ethics.

              (1) Joint Code of Ethics of Registrant and Olstein & Associates, L.P.
                    Incorporated herein by reference to:
                    ------------------------------------
                    Filing: Post-Effective Amendment No. 10/11 to Registrant's Registration Statement on Form N-1A.
                    Filing Date:   December 28, 2000

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

          None.

ITEM 25.  INDEMNIFICATION

          Under the terms of the Delaware Business Trust Act and the Registrant's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws, no officer or trustee of the Fund shall have any liability to the Fund or its shareholders for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws.

          Subject to the standards and restrictions set forth in the Declaration of Trust, the Delaware Business Trust Act, Section 3817, permits a business trust to indemnify any trustee, beneficial owner or other person from and against any claims and demands whatsoever. Section 3803 protects a Trustee, when acting in such capacity, from liability to any person other than the business trust or beneficial owner for any act, omission or obligation of the business trust or any trustee thereof, except as otherwise provided in the Declaration of Trust.

          The Declaration of Trust provides that the Trustees shall not be liable for any neglect or wrong-doing of any officer, agent, employee, manager or underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. Subject to the provisions of the By-Laws, the Fund may indemnify to the fullest extent each Trustee and officer of the Fund acting in such capacity, except that no provision in the Declaration of Trust shall be effective to protect or purport to protect and indemnify any Trustee or officer of the Fund from or against any liability to the Fund or any shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          The By-Laws provide indemnification for each Trustee and officer who is a party or is threatened to be made a party to any proceeding, by reason of service in such capacity, to the fullest extent, if it is determined that the Trustee or officer acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Fund, that his conduct was in the Fund's best interests and (b) in all other cases, that his conduct was at least not opposed to the Fund's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. However, there shall be no indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office. Further, no indemnification shall be made:

          (a) In respect of any proceeding as to which any Trustee or officer of the Fund shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity;

          (b) In respect of any proceeding as to which any Trustee or officer of the Fund shall have been adjudged to be liable in the performance of that person's duty to the Fund, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Fund or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

          (c) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required court approval set forth in the By-Laws is obtained.

          In any event, the Fund shall indemnify each officer and Trustee against reasonable expenses incurred in connection with the successful defense of any proceeding to which each such officer or Trustee is a party by reason of service in such capacity, provided that the Board of Trustees, including a majority who are disinterested, non-party trustees, also determines that such officer or Trustee was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties of office. The Fund shall advance to each officer and Trustee who is made a party to a proceeding by reason of service in such capacity the expenses incurred by such person in connection therewith, if (a) the officer or Trustee affirms in writing that his good faith belief that he has met the standard of conduct necessary for indemnification, and gives a written undertaking to repay the amount of advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination would not preclude indemnification.

          The Trustees and officers of the Fund are entitled and empowered under the Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Fund, whether or not the Fund would have the power to indemnify him against such liability under the Declaration of Trust or By-Laws.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

          In addition to acting as the investment manager and principal underwriter for the Fund, Olstein & Associates, L.P. provides brokerage services and related investment advice to institutional and individual investors and separate accounts.

          For information as to any other business, profession, vocation or employment of a substantial nature in which each Trustee or officer of Olstein & Associates, L.P. is or has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, reference is made to Olstein & Associates, L.P.' s Form ADV (File #801-49252) currently on file with the U.S. Securities and Exchange Commission as required by the Investment Advisers Act of 1940, as amended.

ITEM 27.  PRINCIPAL UNDERWRITER

          (a) Olstein does not act as principal underwriter for any other investment companies, but acts as the investment adviser for the Fund.

          (b) The tables below set forth certain information as to the Distributor's Directors, Officers, Partners and Control Persons:
               Olstein, Inc. is the General Partner of Olstein & Associates, L.P. The following is a list of the individuals who hold positions either with Olstein, Inc. or are limited partners of Olstein & Associates, L.P.

                                 POSITIONS AND OFFICES   POSITIONS AND OFFICES
                                 ---------------------   ---------------------
  NAME AND BUSINESS ADDRESS        WITH UNDERWRITER       WITH THE REGISTRANT
  -------------------------        ----------------       -------------------
Robert A. Olstein             President of Olstein, Inc.,     Chairman and
4 Manhattanville Road         Limited Partner of Olstein       President
Purchase, New York 10577

Erik K. Olstein                 Olstein, President and     Trustee, Secretary
4 Manhattanville Road           Chief Operating Officer      and Assistant
Purchase, New York 10577                                       Treasurer

Michael Luper                   Olstein, Executive Vice     Chief Accounting
4 Manhattanville Road              President - Chief     Officer and Treasurer
Purchase, New York 10577           Financial Officer

Olstein, Inc.                       General Partner               None
4 Manhattanville Road
Purchase, New York 10577

Cash Asmussen                       Limited Partner               None
P.O. Box 1861
Laredo, TX  78044-1861

Nick Awad                           Limited Partner               None
111 Broadway, 15th Floor
New York, NY  10006

Dr. Lewis Bobroff                   Limited Partner               None
4 Catherine Court
Suffern, NY  10901-3104

Harry & Roberta Boltin              Limited Partner               None
6 Laveta Place
Nyack, NY  10960-1604

James Calabrese                     Limited Partner               None
13 Hendrie Lane
Riverside, CT  06878-1810

Catherine Corless                   Limited Partner               None
44 Halley Drive
Pomona, NY  10970-2003

Patrick Donaghy                     Limited Partner               None
15 East 26th Street
New York, NY  10010-1501

Anita Fleishman                     Limited Partner               None
11 West 69th Street
New York, NY  10023

Albert Fried & Co.                  Limited Partner               None
40 Exchange Place
New York, NY  10005-2701

Neil Klarfeld                       Limited Partner             Trustee
29 Tamarack Lane
Pomona, NY  10970-2006

Dr. David Langerman                 Limited Partner               None
2 Perth Court
West Nyack, NY  10994-1307

Douglas & Diane LeGrande            Limited Partner               None
22 Bermuda Road
Westport, CT  06880

Rochelle Nechin                     Limited Partner               None
128 Prospect Avenue
Douglaston, NY  11363-1338

Joan Olstein                        Limited Partner               None
115-7 Hilltop Road
Kinnelon, NJ  07405

Judith Pomerantz                    Limited Partner               None
6 Indigo Way
Castle Rock, CO 80104

Marilyn Portnoy                     Limited Partner               None
74 N. Broadway
Nyack, NY  10960

Dr. Gary Roebuck                    Limited Partner               None
43 Halley Drive
Pomona, NY  10970-2001

Marie Romano                        Limited Partner               None
447 Windham Court North
Wyckoff, NJ  07481-3472

John Vazzana                        Limited Partner               None
40 Exchange Place
New York, NY  10005-2701

Edwin & Harilyn Zimmerman           Limited Partner               None
13652 Rivoli Drive
Palm Beach Gardens, FL  33410

          (c)     Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          Each account, book or other document required to be maintained by
Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") and Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is maintained by the Registrant at 4 Manhattanville Road, Purchase, NY 10577, except for those maintained by the Registrant's custodian U.S. Bank, N.A. (formerly, Firstar Bank, N.A.), 425 Walnut Street, Cincinnati, Ohio 45202 and the Registrant's Administrator, Transfer, Redemption, Dividend Disbursing and Accounting Agent, U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC), 615 East Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29.  MANAGEMENT SERVICES

          There are no management related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS

          Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Purchase, and State of New York, on the 24th day of December, 2001.

                              THE OLSTEIN FUNDS

                              By: /s/ Robert A. Olstein
                                  -----------------------------
                                  Robert A. Olstein,
                                  Chairman and President

          Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     Signature                            Title                   Date
     ---------                            -----                   ----

/s/ Robert A. Olstein                  Chairman and            December 24, 2001
--------------------------------       President
Robert A. Olstein

/s/ Erik K. Olstein                    Trustee and             December 24, 2001
--------------------------------       Secretary
Erik K. Olstein*<F28>

/s/ Michael Luper                      Chief Accounting        December 24, 2001
--------------------------------       Officer and Treasurer
Michael Luper

/s/ Neil C. Klarfeld                   Trustee                 December 24, 2001
--------------------------------
Neil C. Klarfeld*<F28>

/s/ Fred W. Lange                      Trustee                 December 24, 2001
--------------------------------
Fred W. Lange*<F28>

/s/ John R. Lohr                       Trustee                 December 24, 2001
--------------------------------
John R. Lohr*<F28>

/s/ D. Michael Murray                  Trustee                 December 24, 2001
--------------------------------
D. Michael Murray*<F28>

/s/ Lawrence K. Wein                   Trustee                 December 24, 2001
--------------------------------
Lawrence K. Wein*<F28>

*<F28> By:  /s/ Robert A. Olstein
            -------------------------------------
            Robert A. Olstein, Attorney-in-Fact
            (Pursuant to Power of Attorney)

                                 EXHIBITS INDEX

                       EXHIBITS                            EXHIBIT NO.

Consent of Independent Auditors                             EX-99.j.1